UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant      X
Filed by a Party other than the Registrant

Check the appropriate box:

X	Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12
CIRCOR INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

X	No fee required
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY COPIES - SUBJECT TO COMPLETION

30 Corporate Drive, Suite 200
Burlington, MA 01803
+1 (781) 270-1200

PRELIMINARY PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [ ], 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of CIRCOR International, Inc. (the "Company," “we,” “us” or “our”) will be held on [ ], 2020, at 12:00 PM local time. The Annual Meeting will be held at [ ]. The Annual Meeting is being called for the purpose of considering and voting upon the following proposals:

1.
To amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021;

2.	To amend the Certificate of Incorporation to declassify the Board of Directors of the Company (the "Board");

3.
To elect two Class III directors, John (Andy) O’Donnell and Scott Buckhout, for one-year terms, such terms to continue until the Annual Meeting of Stockholders in 2021 and until each such director's successor is duly elected and qualified or until such director's earlier death, resignation or removal or, if Proposal 2 is not approved, for three-year terms, such terms to continue until the Annual Meeting of Stockholders in 2023 and until each such director's successor is duly elected and qualified or until such director's earlier death, resignation or removal;

4.	To consider an advisory vote approving the compensation of the Company's Named Executive Officers; and

5.	To act on such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board has fixed the close of business on [ ], 2020 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock, par value $0.01 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Our Board recommends you vote "FOR" the amendment to the Certificate of Incorporation to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021 (Proposal 1), “FOR” the amendment to the Certificate of Incorporation to declassify the Board (Proposal 2), “FOR” each of the nominees proposed by our Board for Class III director (Proposal 3), and "FOR" the advisory vote approving the compensation of our Named Executive Officers (Proposal 4).

Please note that GAMCO Investors, Inc. (together with its affiliates and related parties, “GAMCO”) has notified the Company of its intention to nominate individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. You may receive solicitation materials from GAMCO, including proxy statements and proxy cards. We are not responsible for the accuracy of any information provided by or relating to GAMCO or its nominees contained in solicitation materials filed or disseminated by or on behalf of GAMCO or any other statements GAMCO or its representatives may make.

Our Board unanimously recommends that you vote “FOR” the election of each of the nominees proposed by our Board using the enclosed WHITE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or by voting in person at the Annual Meeting. The Board's Nominating and Corporate Governance Committee has conducted an evaluation of the prospective directors and carefully reviewed and considered the GAMCO nominees. Our Board urges you not to sign or return any proxy card sent to you by GAMCO, and strongly recommends that you vote "AGAINST" the proposal submitted by GAMCO. Voting to "withhold"
with respect to a GAMCO nominee on its proxy card is not the same as voting for our Board's nominees, because a vote to "withhold" with respect to GAMCO nominee on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted a proxy card sent to you by GAMCO, you can revoke that proxy and vote for your Board's nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

Having your shares represented and voted at the Annual Meeting is extremely important. All stockholders are cordially invited to attend the Annual Meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, AND TO FACILITATE TIMELY RECEIPT OF YOUR VOTE GIVEN THE POTENTIAL IMPACT OF COVID-19, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR BY TELEPHONE AS DESCRIBED IN THIS PROXY STATEMENT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING IN PERSON. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING; IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT SUCH TIME. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU TIMELY SUBMIT WILL BE COUNTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

Directions to the Annual Meeting are included on the last page of the Company's Proxy Statement.

Scott Buckhout
President & CEO

Burlington, Massachusetts
[ ], 2020

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE YOUR PROXY CARD AS INDICATED ABOVE. YOUR PROXY CARD IS REVOCABLE UNTIL THE TIME SET FORTH IN THE COMPANY'S PROXY STATEMENT AND, IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY CARD.

If you have any questions or need assistance voting your shares, please contact MacKenzie Partners, Inc., the Company's proxy solicitor, at (800) 322-2885 or (212) 929-5500 or at circor@mackenziepartners.com.

PROXY STATEMENT

Forward-Looking Statements

This Proxy Statement contains certain statements that are "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "may," "hope," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. We believe that it is important to communicate our future expectations to our stockholders, and we, therefore, make forward-looking statements in reliance upon the safe harbor provisions of the Act. However, there may be events in the future that we are not able to accurately predict or control and our actual results may differ materially from the expectations we describe in our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause our actual results, performance, or achievements to differ materially from anticipated future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, changes in the price of and demand for oil and gas in both domestic and international markets, impacts of the current COVID-19 pandemic, our ability to successfully implement our divestiture, restructuring or simplification strategies, our ability to successfully integrate acquired businesses, as contemplated, the possibility that expected benefits related to our acquisition of the fluid handling business of Colfax Corporation ("Fluid Handling") may not materialize as expected, any adverse changes in governmental policies, variability of raw material and component pricing, changes in our suppliers' performance, fluctuations in foreign currency exchange rates, changes in tariffs or other taxes related to doing business internationally, our ability to hire and retain key personnel, our ability to operate our manufacturing facilities at efficient levels, including our ability to prevent cost overruns and reduce costs, our ability to generate increased cash by reducing our working capital, our prevention of the accumulation of excess inventory, fluctuations in interest rates, our ability to continue to successfully defend product liability actions, any actions by activist stockholders and the cost and disruption of responding to those actions, as well as the uncertainty associated with the current worldwide economic conditions and the continuing impact on economic and financial conditions in the United States and around the world, including as a result of health pandemics, natural disasters, terrorist attacks, current Middle Eastern conflicts and related matters. For a discussion of these risks, uncertainties and other factors, see Item 1A, "Risk Factors," in our periodic reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

PRELIMINARY COPIES - SUBJECT TO COMPLETION

30 Corporate Drive, Suite 200
Burlington, MA 01803

PRELIMINARY PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [ ], 2020

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CIRCOR International, Inc. (the "Company," "CIRCOR," "we," "us" or "our") for use at the Annual Meeting of Stockholders of the Company to be held on [ ], 2020, at 12:00 PM local time, and any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting will be held at [ ]. Our annual report to stockholders and our proxy materials (including this proxy statement and a form of proxy) were first sent or given to stockholders on or about [ ], 2020.

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.
To amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021;

2.	To amend the Certificate of Incorporation to declassify the Board;

3.
To elect two Class III directors, John (Andy) O'Donnell and Scott Buckhout, for one-year terms, such terms to continue until the Annual Meeting of Stockholders in 2021 and until each such director's successor is duly elected and qualified or until such director's earlier death, resignation or removal or if Proposal 2 is not approved, for three-year terms, such terms to continue until the Annual Meeting of Stockholders in 2023 and until each such director’s successor is duly elected and qualified or until such director’s earlier death, resignation or removal;

4.	To consider an advisory vote approving the compensation of the Company's Named Executive Officers; and

5.	To act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

GAMCO and its affiliates, which we collectively refer to as GAMCO, are stockholders of the Company that are reported to beneficially own approximately 11.73% of our common stock as of March 26, 2020. On February 6, 2020. GAMCO notified the Company of its intention to nominate two individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. Our Board unanimously recommends that you vote "FOR" the election of each of the nominees proposed by our Board using the enclosed WHITE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or by voting in person at the Annual Meeting. The Board's Nominating and Corporate Governance Committee evaluated the GAMCO nominees. Your Board urges you not to sign or return any proxy card sent to you by GAMCO. If you have previously submitted a proxy card sent to you by GAMCO, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

Record Date

This Proxy Statement and the form of proxy were first made available to stockholders on or about [ ], 2020. The Board has fixed the close of business on [ ], 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, there were XX,XXX,XXX shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each holder of our outstanding Common Stock as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Voting Requirements

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each of Proposal 1, the amendment to the Certificate of Incorporation to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021, and Proposal 2, the amendment to the Certificate of Incorporation to declassify the Board, requires the affirmative vote of not less than two-thirds of the outstanding shares entitled to vote. For Proposal 3, the election of two Class III directors, nominees shall be elected as directors of the Company based on a plurality voting standard, meaning the two nominees receiving the most affirmative votes shall be elected. The approval of a majority of the votes cast is necessary to approve Proposal 4, the consideration of an advisory vote approving the compensation of the Company's Named Executive Officers.

Abstentions and "Broker Non-Votes"

Abstentions will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. "Broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will not be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting. With respect to the election of the directors (Proposal 3), votes may be cast "for" or "withheld" from the nominees. Votes cast "for" the nominees will count as "yes" votes; votes that are "withheld" from the nominees will not be voted with respect to the election of the nominees. With respect to Proposals 1, 2 and 4, votes may be cast "for," "against" or "abstain." In the case of Proposals 1 and 2, abstentions will have the same effect as a vote against such matter. In the case of Proposal 4, abstentions are not considered votes cast on such matter and will have the effect of reducing the number of affirmative votes required to achieve a majority for such matters by reducing the total number of shares from which the majority is calculated. Proposals 1, 2, 3 and 4 are each "non-discretionary" items and, therefore, brokers and nominees do not have discretionary voting power with respect to such matters. If you do not instruct your broker how to vote with respect to such matter, your broker may not vote with respect to these items. For Proposals 1 and 2, broker non-votes will have the same effect as a vote against such matter. Broker non-votes will have no effect on Proposal 3. With respect to Proposal 4, broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

How to Vote Your Shares

Having your shares represented and voted at the Annual Meeting is extremely important. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, AND TO FACILITATE TIMELY RECEIPT OF YOUR VOTE GIVEN THE POTENTIAL IMPACT OF COVID-19, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR BY TELEPHONE AS DESCRIBED IN THIS PROXY STATEMENT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING IN PERSON. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING. IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY CARD AT SUCH TIME. ONLY THE LATEST VALIDLY EXECUTED PROXY CARD THAT YOU TIMELY SUBMIT WILL BE COUNTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the following methods:

1.
Vote in person at the Annual Meeting. We will give you a ballot when you arrive. As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit stockholders to attend our meeting in person.

2.
Vote by Internet by going to the web address www.cesvote.com and following the instructions for Internet voting on the WHITE proxy card. You must have the control number that is on the WHITE proxy card when voting.

3.	Vote by telephone by dialing 888-693-8683 and following the instructions. You must have the control number that is on the WHITE proxy card when voting.

4.	Vote by proxy card by completing, signing, dating, and mailing your WHITE proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

Common Stock represented by properly executed WHITE proxy cards received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given in the WHITE proxy card, properly executed WHITE proxy cards will be voted "FOR" the amendment to the Certificate of Incorporation to implement a majority voting standard for uncontested director elections to first take effect at the Annual Meeting of Stockholders in 2021, "FOR" the amendment to the Certificate of Incorporation to declassify the Board, "FOR" the election of the Board's nominees for director, and "FOR" approval of the resolution regarding compensation of the Company's Named Executive Officers.

If you hold your shares in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. To vote pursuant to the recommendation of the Board, you must follow the instructions on your WHITE voting instruction form.

How to Revoke a Previously-Submitted Proxy Card

If you have previously submitted a proxy card sent to you by GAMCO, you can revoke that proxy card and vote for our Board’s nominees and on the other matters to be voted on at the Annual Meeting. Submitting a proxy card sent to you by GAMCO-even if you “withhold” your vote on a GAMCO nominee-will revoke votes you have previously made by the Company’s WHITE proxy card. Only the latest validly executed proxy that you timely submit will be counted. Accordingly, if you wish to vote pursuant to the recommendation of our Board, you should disregard and not return any proxy card that you may receive from GAMCO.

Any properly completed proxy card given by stockholders whose shares are registered in their name pursuant to this solicitation may be revoked by one of the following methods:

1.	Filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy card;

2.	Properly casting a new vote via the Internet or by telephone at any time before the closure of the Internet or telephone voting facilities;

3.	Duly completing a later-dated proxy card relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting; or

4.	Attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy card).

To be effective, any written notice of revocation or subsequent proxy cards must be sent so as to be delivered to the Company's Secretary at the Company's corporate headquarters before the taking of the vote at the Annual Meeting. If you hold your shares in "street name," you must follow the instructions on your WHITE voting instructions form to revoke or amend any prior voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on [ ], 2020: This Proxy Statement, a form of the Company's proxy card, a letter to stockholders from the Chairperson of our Board, a letter to stockholders from our President and Chief Executive Officer, together with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 ("Fiscal Year 2019"), are available for viewing, printing and downloading at www.proxy.CIRCOR.com.

Except where otherwise incorporated by reference, none of the Annual Report, the letter from the Chairperson of our Board to our stockholders, or the letter from our President and Chief Executive Officer to our stockholders is a part of the proxy solicitation material.

If you have any questions or need assistance voting your shares, please contact MacKenzie Partners, Inc., the Company's proxy solicitor, at (800) 322-2885 or (212) 929-5500 or at circor@mackenziepartners.com.

CORPORATE GOVERNANCE

Independence of Directors

The Board, upon consideration of all relevant facts and circumstances and upon recommendation of the Nominating and Corporate Governance Committee, has affirmatively determined that each director, other than our Chief Executive Officer Scott Buckhout, is independent of the Company. In evaluating the independence of each director, the Board applied the standards and guidelines set forth in the applicable SEC and New York Stock Exchange ("NYSE") regulations in determining that each director has no material relationship with the Company, directly or as a partner, stockholder, or affiliate of an organization that has a relationship with the Company. The bases for the Board's determination include, but are not limited to, the following:

•	No director other than Mr. Buckhout is an employee of the Company or its subsidiaries or affiliates.

•	No director has an immediate family member who is an officer of the Company or its subsidiaries or has any other current or past material relationship with the Company.

•	No director other than Mr. Buckhout receives, or in the past three years, has received, any compensation from the Company other than compensation for services as a director.

•	No director has a family member who has received any compensation during the past three years from the Company.

•	No director, during the past three years, has been affiliated with, or had an immediate family member who has been affiliated with, a present or former internal or external auditor of the Company.

•	No executive officer of the Company serves on the compensation committee or the board of directors of any corporation that employs a director or a member of any director's immediate family.

•
No director is an officer or employee (or has an immediate family member who is an officer or employee) of an organization that sells products and services to, or receives products and services from, the Company in excess of the greater of $1 million or 2% of such organization's consolidated gross revenues in any fiscal year.

Board Leadership Structure

The Board has established a leadership structure that separates the roles of Chairperson of the Board and Chief Executive Officer. In doing so, the Board considered that separating the roles of Chairperson and Chief Executive Officer would most effectively provide the Company access to the judgments and experience of Mr. David F. Dietz, as Chairperson of the Board, and Mr. Scott Buckhout, as Chief Executive Officer, while providing a mechanism for the Board's independent oversight of management. As Chairperson of the Board, Mr. Dietz presides over the meetings of the Board and the stockholders, utilizing his extensive experience in corporate governance and legal matters and familiarity with the Company, including his service as a member of the Board since the Company's inception and as the lead independent director from 2004 until he was appointed Chairperson of the Board in December 2012. Among his responsibilities as Chairperson, in addition to presiding over Board meetings, Mr. Dietz approves Board agendas and schedules, monitors activity of the Board's committees, communicates regularly with the Chief Executive Officer and other management on behalf of the Board, monitors and participates in communication with major stockholders, leads the annual performance evaluations of the Board and the Chief Executive Officer, and leads the Chief Executive Officer succession planning process.

The Board has adopted a policy for the periodic rotation of the Chairperson of the Board and the Chairperson of each Board committee. Consistent with the policy, Mr. Dietz, who has served as Chairperson of the Board since 2012, will rotate out of this role, and the Board has appointed Helmuth Ludwig to assume the role of Chairperson, effective immediately following the 2020 Annual Meeting.

Principles of Corporate Governance

The Nominating and Corporate Governance Committee of the Board has developed, and the full Board has adopted, a set of Principles of Corporate Governance. The Principles of Corporate Governance are available on the Company's website at www.CIRCOR.com under the "Investors" sub-link and a hardcopy will be provided by the Company free of charge to any stockholder who requests it by writing to the Company's Secretary at the Company's corporate headquarters. An annual review is conducted by the Nominating and Corporate Governance Committee to assess compliance with the guidelines.

In addition, to align the interests of the directors and executive officers of the Company with the interests of the stockholders, the Principles of Corporate Governance include Stock Ownership Guidelines for directors and executive officers.

Code of Conduct & Business Ethics / Compliance Training / Reporting of Concerns

The Company has implemented and regularly monitors compliance with a comprehensive Code of Conduct & Business Ethics (the "Code of Conduct"), which applies uniformly to all directors, executive officers, and employees. Among other things, the Code of Conduct addresses conflicts of interest, confidentiality, fair dealing, protection and proper use of Company assets, compliance with applicable laws (including insider trading and anti-bribery laws), and reporting of illegal or unethical behavior. The Code of Conduct is available on the Company's website at www.CIRCOR.com under the "Investors" sub-link and a hardcopy will be provided by the Company free of charge to any stockholder who requests it by writing to the Company's Secretary at the Company's corporate headquarters.

The Company has undertaken a number of additional steps to further the tenets of the Code of Conduct. Through a third-party provider, the Company maintains an on-line training program pursuant to which all officers and all employees with company-issued email accounts must take a series of courses designed to demonstrate the ways in which certain activities might run afoul of the Code of Conduct. In addition, although all employees are encouraged to personally report any ethical concerns without fear of retribution, the Company, through a third-party provider, maintains the Company's HelpLine (the "HelpLine"), a toll-free telephone and web-based system through which employees may report concerns confidentially and anonymously. The HelpLine facilitates the communication of ethical concerns and serves as the vehicle through which employees may communicate confidentially and anonymously with (i) the Audit Committee regarding any concerns relating to accounting or auditing issues and (ii) the Nominating and Corporate Governance Committee regarding any other concerns.

Nomination of Directors/Director Attendance at Annual Meetings

General Criteria

The Nominating and Corporate Governance Committee recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees should be based on skill sets most pertinent to the issues facing or likely to face the Company at the time of nomination. Accordingly, the Nominating and Corporate Governance

Committee does not believe it is in the best interests of the Company to establish rigid criteria for the selection of nominees to the Board. When assessing nominees to serve as director, the Nominating and Corporate Governance Committee believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, manufacturing, technology, international business, investment banking, business law, corporate governance, risk assessment, business strategy, organizational development, and investor relations. The Nominating and Corporate Governance Committee also believes that the Company benefits from gender and ethnic diversity. In addition, there are certain general attributes that the Nominating and Corporate Governance Committee believes all director candidates must possess, which include:

•	A commitment to ethics and integrity;

•	A commitment to personal and organizational accountability;

•	A history of achievement that reflects superior standards for themselves and others; and

•	A willingness to express alternate points of view while, at the same time, being respectful of the opinions of others and working collaboratively with colleagues.

Our Principles of Corporate Governance require that a majority of directors must be independent. The Nominating and Corporate Governance Committee, however, also believes that, absent special circumstances, all directors other than the Chief Executive Officer, if he or she is serving on the Board, should be independent. The Nominating and Corporate Governance Committee annually assesses the adequacy of the foregoing criteria for Board membership. We believe that, based on the background and experience of each director, as described below, the current Board reflects diversity in business and professional experience and skills.

As a matter of good corporate governance, we limit the number of public company directorships any director of the Company may hold to three, including that of the Company. We believe this policy assists the Board in continuing to focus on and carry out the Board activities of the Company efficiently. Ms. Tina Donikowski has been granted an exception to this policy so that she can serve on an additional public company board.

Director Candidates

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, provided that such recommendations are submitted to the Company not less than 120 calendar days prior to the first anniversary date on which the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting.

To be considered by the Nominating and Corporate Governance Committee for nomination and inclusion in the Company's proxy statement for its annual meeting to be held in 2021, stockholder recommendations for directors must be received by the Company's Secretary at the Company’s corporate headquarters prior to [ ], 2020. Any such notice also must include (i) the name and address of record of the stockholder; (ii) a representation that the stockholder is a record holder of Common Stock or, if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iii) the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate; (iv) a description of the qualifications of the proposed director candidate which address the general criteria for directors as expressed in the Company's most recent proxy statement; (v) a description of all arrangements or understandings between the stockholder and the proposed director candidate; and (vi) the consent of the proposed director candidate to be named in the proxy statement and to serve as a director if elected at such meeting. Stockholders must also submit any other information regarding the proposed candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission (the "SEC"). Recommendations of director candidates that meet the criteria described above will be forwarded to the Chairperson of the Nominating and Corporate Governance Committee for further review and consideration by such committee. Stockholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Nominating and Corporate Governance Committee or the Board, by following the procedures set forth in the Amended and Restated By-Laws of the Company (the "By-Laws") and described in "Submission of Stockholder Proposals for Annual Meeting in 2021" below in this Proxy Statement.

Identification and Evaluation of Candidates

In evaluating candidates for director, the Nominating and Corporate Governance Committee applies the skills, experience, qualifications and demeanor of the individual against the general criteria set forth above, including the particular needs of and issues facing, or likely to face, the Company at the time of consideration of the individual. In addition, with regard to current directors, the Nominating and Corporate Governance Committee takes into consideration such individuals' performance as directors. The Nominating and Corporate Governance Committee intends to evaluate any director candidates recommended by stockholders in the same manner as candidates from any other sources.

Jill D. Smith, who joined the Board in January 2020, was recommended by a third-party search firm retained by the Nominating and Corporate Governance Committee ("Nominating Committee") at the expense of the Company.  The third-party search firm was provided guidance as to the particular skills, experience and other characteristics the Nominating Committee was seeking in potential candidates and was specifically requested to include diverse candidates in the search.  The firm identified a number of potential candidates, including Ms. Smith, and prepared background materials on the candidates which were provided to the members of the Nominating Committee for review.  The firm interviewed those candidates and the Nominating Committee determined several merited further consideration.  The firm assisted in arranging interviews of selected candidates with all members of the Board of Directors.  The third-party search firm also completed background checks on the candidates.

Board Self-Evaluations

On a periodic basis, the Board solicits and reviews feedback of self-evaluations submitted by the directors, addressing matters such as the composition of the Board, the relationship between the Board and management of the Company, conduct of meetings of the Board, and strategic priorities for the Board. Each of the committees of the Board undertakes a similar self-evaluation process.

Director Attendance at Annual Meetings

To date, our Board has not adopted a formal policy regarding director attendance at annual meetings of our stockholders. However, the Board typically schedules a meeting of the Board either on or the day before the date of the annual meeting of stockholders, and our directors, therefore, are encouraged to (and typically do) attend the annual meeting. At our last annual meeting of stockholders, which was held on May 9, 2019, all of our then-serving directors were in attendance.

Our Board and Committee Structure

The Board

Our Board currently consists of eight members who are divided into three classes, with three directors in Class I, three directors in Class II, and two directors in Class III. At the Annual Meeting we are recommending to our stockholders the elimination of the Company’s classified board structure and transition to the annual election of directors. If approved, at the Annual Meeting, each of the Class III directors will be elected to a one-year term as a Class I director; at the 2021 Annual Meeting of Stockholders, each of the Class I directors will be elected to a one-year term; and at the 2022 Annual Meeting of Stockholders (and at each annual meeting thereafter) all directors will be elected to one-year terms. If the declassification proposal is not approved by our stockholders, at the Annual Meeting each Class III director will be elected to a three-year term.

Board Committees

Our Board maintains three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee.

The table below sets forth the name, age, class, and committee membership for each of our directors as of March 31, 2020:

Director	Age	Director Class	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
David F. Dietz (1)	70	I				X
Samuel R. Chapin	62	I			M	X
Tina M. Donikowski	60	I	M	M		X
Helmuth Ludwig	57	II	M		C	X
Jill D. Smith	61	II			M	X
Peter M. Wilver	60	II	C	M		X
John (Andy) O’Donnell	71	III		C	M	X
Scott Buckhout	53	III

C	Chair of Committee	Director Class Term Expires at Annual Meeting:	I = 2021
M	Committee Member		II = 2022
III = 2020
(1) Chairperson of the Board of Directors

Director Qualifications

The biographies of each of the nominees and continuing directors below contain, among other things, information regarding the person's service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that, among other things, led the Nominating and Corporate Governance Committee and the Board to the conclusion that such individual should serve as a director for the Company.

Scott Buckhout. Mr. Buckhout joined CIRCOR as President and Chief Executive Officer and was appointed to the Board in April 2013. Prior to joining CIRCOR, Mr. Buckhout had served as President, Fire & Security at United Technologies Corporation (UTC), a diverse, multinational manufacturing company. He previously held a number of senior level positions at UTC, including President, Global Fire Products and President, Systems and Firefighting. Before joining UTC, Mr. Buckhout held a number of senior roles at Honeywell International Corporation in the Consumer Products and Friction Materials divisions. He spent five years in Europe for UTC and Honeywell, including as Vice President and General Manager, Consumer Products Group, Honeywell EMEA and Vice President and General Manager, Honeywell Friction Materials - Europe. He also previously worked in general management and strategy consulting roles at Booz Allen & Hamilton and The Boeing Company. Mr. Buckhout's qualifications to sit on our Board include his extensive experience in leading, improving the operational performance of, and profitably growing large, multinational manufacturing businesses through both organic and acquisition-related growth.

David F. Dietz. Mr. Dietz has served as a member of the Board since its inception in July 1999. Mr. Dietz was a partner of the law firm of Goodwin Procter from 1984 to his retirement from the firm in October 2016. Mr. Dietz is also a director and Chairman of the Independent Directors and Compensation Committee of The Andover Companies, a property and casualty insurance company. Mr. Dietz's qualifications to sit on our Board include his experience in corporate acquisitions, corporate finance, and corporate governance and legal matters.

Samuel R. Chapin. Mr. Chapin has served as a member of the Board since January 2019. Mr. Chapin served as Executive Vice Chairman at the Bank of America Merrill Lynch, a multinational investment bank, from 2010 to his retirement in June 2016. Mr. Chapin joined Merrill Lynch in 1984 as a member of the Mergers and Acquisitions group and he was named a Managing Director in Investment Banking in 1993. Mr. Chapin was named Senior Vice President and head of Merrill Lynch's Global Investment Banking Division in 2001 and was named Vice Chairman in 2003. While at Merrill Lynch and Bank of America Merrill Lynch, Mr. Chapin was responsible for managing relationships with a number of the firm's largest corporate clients. He currently serves on the Board of Directors of PerkinElmer, Inc. and the Board of Trustees at Lafayette College. Mr. Chapin's qualifications to sit on our Board include his experience and significant knowledge of the industrials market with a mastery of strategic M&A accrued over more than 35 years in investment banking.

Tina M. Donikowski. Ms. Donikowski has served as a member of the Board since March 2017. Ms. Donikowski retired from General Electric Company, a diversified industrial company, in October 2015 after 38 years with the company. She served in a number of senior positions during her career at General Electric Company, including most recently as Vice President, Global Locomotive Business, GE Transportation, from January 2013 until her retirement. She currently also serves on the Board of

Directors of Atlas Copco AB, a world-leading provider of sustainable productivity solutions based in Stockholm, Sweden; TopBuild Corp., a leading installer and distributor of insulation and building material products to the U.S. construction industry based in Daytona Beach, Florida; Advanced Energy Industries, Inc., a designer and manufacturer of highly-engineered precision power, measurement, and control solutions for mission-critical applications and processes; and Eriez Magnetics, a privately held manufacturer and designer of magnetic, vibratory, and metal detection applications based in Erie, Pennsylvania. She also serves as a member of the Board of Trustees, Gannon University, and the Board of Trustees, Boys & Girls Club of Erie, Pennsylvania. Ms. Donikowski's qualifications to sit on our Board include her extensive experience in leading technology businesses and her strong operations background.

Helmuth Ludwig. Dr. Ludwig has served as a member of the Board since January 2016.  From October 2016 until his retirement in December 2019, he served as Global CIO for Siemens, a leading technology company.  He previously served among other roles as CEO of the Siemens Industry Sector in North America from October 2011 to September 2014 and as President of Siemens PLM Software from August 2007 to September 2010 where he is credited for having successfully led the integration of the organization's 50 legal entities and multiple facilities across 26 countries.  Earlier in his career, Dr. Ludwig held a number of international assignments at Siemens in Europe, Latin America, and Asia.  He teaches as Clinical Professor for Strategy and Entrepreneurship at SMU's Cox School of Business in Dallas.  Dr. Ludwig is a known expert and regular speaker at industry conferences on the Internet of Things and "Industry 4.0."  Dr. Ludwig’s qualifications to sit on our Board include his proven manufacturing leadership skills, extensive international experience, and his success in leading the integration and simplification of a complex global enterprise.

John (Andy) O'Donnell. Mr. O'Donnell has served as a member of the Board since November 2011. Until his retirement in January 2014, Mr. O'Donnell had worked at Baker Hughes, an oilfield services company, since 1975. He served as Vice President of Baker Hughes since 1998 and was appointed to Vice President, Office of the Chief Executive Officer in 2012, a role in which he served until his retirement.  From 2009 to 2011, Mr. O'Donnell was President, Western Hemisphere Operations of Baker Hughes. He was President of Baker Petrolite Corporation from 2005 to 2009 and President of Baker Hughes Drilling Fluids from 2004 to 2005. He served as Vice President, Business Process Development at Baker Hughes from 1998 to 2002 and as Vice President of Manufacturing at Baker Oil Tools from 1990 to 1998.  Mr. O’Donnell also serves on the Board of Directors of Cactus, Inc., where he is a member of its Audit, Compensation, and Nominating and Corporate Governance Committees. Mr. O'Donnell's qualifications to sit on the Board include his experience in international energy markets and leading multinational sales, marketing, service and manufacturing operations.

Jill D. Smith. Ms. Smith joined the Board in January 2020. Ms. Smith most recently served as President, Chief Executive Officer and Director of Allied Minds plc, an intellectual property commercialization company focused on technology and life sciences from March 2017 to her recent retirement in June 2019. She previously had served as Chairman, Chief Executive Officer and President of DigitalGlobe, Inc., a global provider of satellite imagery products and services, from 2005 to 2011. Ms. Smith started her career as a consultant at Bain & Company where she rose to Partner. She then joined Sara Lee as Vice President and subsequently went on to serve as President and Chief Executive Officer of eDial, a VoIP collaboration company. She was also President and Chief Executive Officer of SRDS, a business-to-business publishing firm. Furthermore, she served as Chief Operating Officer of Micron Electronics, and co-founded and led Treacy & Company, a consulting and boutique investment firm. Ms. Smith currently serves on the Board of Directors of R1 RCM Inc., where she is a member of the Audit and Human Capital Committee. Ms. Smiths' qualifications to sit on our Board includes her extensive experience as a technology executive, including as a CEO focused on growing innovative companies.

Peter M. Wilver. Mr. Wilver has served as a member of the Board since February 2010. Mr. Wilver was Executive Vice President and Chief Administrative Officer of Thermo Fisher Scientific Inc. ("Thermo Fisher"), a leading provider of laboratory products and services, from August 2015 until his retirement in March 2017. He previously spent 11 years as Chief Financial Officer of Thermo Fisher from October 2004 to July 2015. Before joining Thermo Fisher in 2000, Mr. Wilver worked for General Electric, Grimes Aerospace Company, and Honeywell International (formerly AlliedSignal), where he most recently served as Vice President and Chief Financial Officer of the electronic materials business. He currently also serves on the Board of Directors of Evoqua Water Technologies, where he is Chairman of its Audit Committee and a member of the Compensation Committee, and served on the Board of Directors of Tenet Healthcare, where he was a member of its Audit and Human Resources Committee(s) from November 2016 until May 2018. Mr. Wilver is a certified public accountant. Mr. Wilver's qualifications to sit on the Board include his experience in strategic planning and business development as well as in leading the financial, accounting and investor relations functions of large, multinational manufacturing companies.

Committees

BOARD COMMITTEE OVERVIEW

Committee	Function	2019 Members	Meetings in 2019
Audit	Oversees integrity of financial statements Responsible for appointment, compensation, retention and oversight of work of the independent auditors Reviews scope and results of annual audit with independent auditors Reviews annual/quarterly operating results with independent auditors Considers the adequacy of internal accounting procedures/controls; considers the effect of these on auditors’ independence Oversees internal audit function	Peter M. Wilver (Chair) ± Tina M. Donikowski Helmuth Ludwig	7
Compensation	Reviews/ determines compensation arrangements for the CEO Reviews recommendations of the CEO regarding/approves compensation arrangements for all other officers and senior level employees Reviews general compensation levels for other employees Determines awards to be granted to eligible persons under the Company’s 2019 Stock Option and Incentive Plan	John (Andy) O’Donnell (Chair) Tina M. Donikowski Peter M. Wilver	6
Nominating and Corporate Governance	Establishes criteria for selection of new directors Identifies individuals qualified to become directors Recommends director candidates to the Board for nomination as directors Makes recommendations regarding director compensation	Helmuth Ludwig (Chair) Samuel R. Chapin John (Andy) O’Donnell Jill D. Smith	5
± Determined by our Board to be an audit committee financial expert.

Audit Committee. The Audit Committee, which consists of Mr. Wilver, Ms. Donikowski, and Dr. Ludwig (each of whom has been affirmatively determined by the full Board to be an independent director, as well as meeting the stricter independence standards applicable to audit committee members under NYSE listing standards and the rules of the SEC), oversees the integrity of the Company's financial statements and is directly responsible for the appointment, compensation, retention and oversight of the work of the firm of independent auditors (the "Auditors") that audits the Company's financial statements and performs services related to the audit. Among other responsibilities, the Audit Committee reviews the scope and results of the audit with the Auditors, reviews with management and the Auditors the Company's annual and quarterly operating results, considers the adequacy of the Company's internal accounting procedures and controls, and considers the effect of such procedures on the Auditors' independence. The Audit Committee also is responsible for overseeing the Company's internal audit function and the Company's compliance with legal and regulatory requirements. To satisfy these oversight responsibilities, the Audit Committee separately meets regularly with the Company's Chief Financial Officer; Director of Internal Audit; and Auditors. Pursuant to the requirements of the NYSE, the Audit Committee operates in accordance with a charter (the "Audit Committee Charter"), which is available on the Company's website at www.CIRCOR.com under the "Investors" sub-link. The Company will provide a hardcopy of the Audit Committee Charter to stockholders free of charge upon written request to the Company's Secretary at the Company's corporate headquarters. Each member of the Audit Committee meets the financial literacy requirements of the NYSE and, in addition, the Board has determined that at least one of the Committee's members, Mr. Wilver, is an "audit committee financial expert" under the disclosure standards adopted by the SEC.

Compensation Committee. The Compensation Committee, which consists of Mr. O'Donnell, Ms. Donikowski, and Mr. Wilver (each of whom has been affirmatively determined by the full Board to be an independent director, as well as meeting the stricter independence standards applicable to compensation committee members under NYSE listing standards and the rules of the SEC), reviews and determines the compensation arrangements for the Company's Chief Executive Officer; reviews the recommendations of the Chief Executive Officer and approves the compensation arrangements for all other officers and senior level employees; reviews general compensation levels for other employees as a group; determines the awards to be granted to eligible persons under the Company's 2019 Stock Option and Incentive Plan (the "Equity Incentive Plan"); and takes such other action as may be required in connection with the Company's compensation and incentive plans, including with respect to compensation and risk-management issues. The Compensation Committee has the sole authority from the Board for the appointment, compensation and oversight of the Company's outside compensation consultant.

Since early 2012, the Compensation Committee has engaged Pearl Meyer & Partners ("Pearl Meyer") as its compensation consultant. In so doing, the Compensation Committee affirmatively determined that Pearl Meyer is independent and has no conflict of interest as contemplated under rules adopted by the SEC and the NYSE, and has conducted annual reviews to confirm that Pearl Meyer remains free of conflict per these rules. Pearl Meyer reports directly to the Compensation Committee and does not provide any additional services to the Company. The executive compensation services provided by Pearl Meyer include assisting in defining the Company's executive compensation strategy, providing market benchmark information, recommending the composition of the compensation peer group used as a benchmark by the Compensation Committee, advising with respect to the design of both short-term and long-term incentive compensation plans, and summarizing regulatory and governance guidelines. In making its compensation decisions, the Compensation Committee relies significantly on the information provided by Pearl Meyer.

The independent compensation consultant spoke with the chair of the Compensation Committee, as well as with management, in preparing for Committee meetings, regularly attended Committee meetings, and met from time to time in executive session with the Compensation Committee without the presence of management.
The Compensation Committee also receives reports and recommendations from management. Throughout 2019, Mr. Buckhout provided input regarding the compensation of those executives who reported directly to him. In connection with these recommendations, Mr. Buckhout consulted with the Company’s Chief Human Resources Officer and met periodically with the Compensation Committee’s independent compensation consultant to review the market reference data. In addition, Mr. Buckhout provided recommendations to the Compensation Committee related to the performance measures used in the Company’s short-term and long-term incentive plans. These recommendations directly aligned with the Company's operating strategy.
Although Mr. Buckhout regularly attended Compensation Committee meetings, any discussions concerning his compensation were held by the Committee in executive sessions without him present. The Compensation Committee also met regularly in executive session without the presence of Mr. Buckhout or any other members of management, to consider, among other things, the compensation recommendations proposed by Mr. Buckhout.
The Compensation Committee operates in accordance with a charter (the "Compensation Committee Charter"), which is available on the Company's website at www.CIRCOR.com under the "Investors" sub-link. The Company also will provide a hardcopy of the Compensation Committee Charter to stockholders free of charge upon written request to the Company's Secretary at the Company's corporate headquarters.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Ms. Smith, Dr. Ludwig, Mr. Chapin, and Mr. O’Donnell (each of whom has been affirmatively determined by the full Board to be an independent director), is responsible for establishing criteria for selection of new directors, identifying individuals qualified to become directors, and recommending candidates to the Board for nomination as directors. In addition, the Nominating and Corporate Governance Committee is responsible for recommending to the Board a set of corporate governance principles applicable to the Company, overseeing the evaluation of the Board and its committees, recommending to the Board appropriate levels of director compensation and, together with the Audit Committee, monitoring compliance with the Company's Code of Conduct. The Nominating and Corporate Governance Committee operates in accordance with a charter (the "Nominating and Corporate Governance Charter"), which is available on the Company's website at www.CIRCOR.com under the "Investors" sub-link. The Company also will provide a hardcopy of the Nominating and Corporate Governance Charter to stockholders free of charge upon written request to the Company's Secretary at the Company's corporate headquarters.

Ad Hoc Committees. From time to time, the Board may establish ad hoc committees and delegate certain of its authority for the purpose of addressing particular matters (including, for example, the approval of financing or credit agreements or other matters that the Board believes would be appropriate for review by an ad hoc committee).

Except for the availability of this Proxy Statement and the Company's form of proxy card for the Annual Meeting of Stockholders, which are available for viewing, printing and downloading at www.proxy.CIRCOR.com, the information on the Company's website is not part of this Proxy Statement.

Board and Committee Meetings

The following table sets forth the number of meetings held during the year ended December 31, 2019 by the Board and by each committee thereof. Each of the directors attended at least 75% of the total number of meetings of the Board and of the committees of which such director was a member.

Number of Meetings
Board of Directors	13
Audit Committee	7
Compensation Committee	6
Nominating and Corporate Governance Committee	5

Board Risk Oversight

We believe that our current Board leadership structure fosters appropriate risk oversight for the Company for a number of reasons, the most significant of which are discussed below. The Board is actively involved in oversight of risks that could affect the Company. This administration is coordinated primarily through the committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees (which are available on the Company's website at www.CIRCOR.com under the "Investors" sub-link). The full Board, however, retains responsibility for the general oversight of risk. The Board satisfies this responsibility through full reports from each committee chair regarding the committee's considerations and actions under its purview, as well as through regular reports directly from personnel of the Company responsible for oversight of particular risks within the Company. This process enables the Board and its committees to coordinate and supervise risk oversight, particularly with respect to risks that are overseen by different committees of the Board and different personnel within the Company. Executive sessions of the Board without any management present allow the independent directors to review key decisions and discuss matters in a manner that is independent of the Chief Executive Officer. The Chairperson of the Board leads all such executive sessions. In addition, all committees of the Board are comprised solely of, and chaired by, independent directors.

In addition, the management of the Company engages in an annual enterprise risk assessment with the Board, assessing, among other concerns, risks associated with the Company's products, customers, supply chain, management, staff, efficiency, and cybersecurity. Management of the Company regularly reports to the Board concerning its risk mitigation initiatives.

Communication with Independent Directors

The Board has established a process through which interested parties, including stockholders, may communicate with the independent directors. Specifically, communications may be sent directly to the Chairperson of the Board, who, as discussed above, is an independent director, at the following address: P.O. Box 772, Burlington, Massachusetts 01803.

Corporate Responsibility
Our products deliver safety, productivity, and efficiency
CIRCOR’s portfolio of flow and motion control products for the world’s most severe-service and mission-critical applications-from valves to instrumentation, actuation to pumps, motors to regulators-make our customers’ operations safer, and reduce waste, power consumption, and emissions. Our purpose is to: Keep society safe, productive, and moving. Examples of the positive social and environmental benefits our products provide include:
Safety:

•
The bottom unheading and center feed devices from our Refinery Valves business have directly contributed to reduced fatalities at coking refineries, by automating processes and removing workers from the danger zones.

•
Our Aerospace & Defense team in the U.K. supplies the Royal Navy and all NATO allies with submarine escape systems, the key piece of which is a specialized calibrated valve. This valve adapts to ambient water pressure to deliver enough pressurized air to a submariner to allow him or her to escape from a submarine that may be grounded on the sea-floor.

•	Our commercial aerospace teams develop and manufacture backup blowdown systems that ensure landing gear doors will open in the event that the primary hydraulic systems fail.

Health & Safety: Our Zenith-brand metering pump is used to extrude the sophisticated fibers and plastics that are used in Kevlar bulletproof vests, surgical tubing, and surgical thread.
Reduced environmental waste: A line of isolation valves from Refinery Valves provides an improved sealing capability as compared to legacy technologies. This reduces the amount of positive-pressure steam required in the process, which in turn drastically reduces both water usage and wastewater runoff for refiners.
Emissions:

•
The Industrial Pumps team provides a smart engine cooling system, which senses engine temperatures on commercial ships and throttles back the cooling pumps when they are not needed. This allows shippers to save energy and reduce emissions.

•	Pumps from the Industrial team in Germany enable a reduction in sulfur dioxide pollutants from marine vessels in support of IMO 2020 pollutant reduction standards.

Productivity: Our engineers work every day to enhance the efficiency of our pumps to allow our customers to reduce their carbon footprint and drive productivity in their facilities.

People are at our core
We focus our energy and resources on training and development, and our talent management practices strive to attract, engage, develop and retain a diverse, inclusive, and engaged employee base.
Employee investments and initiatives include:

•	Employee health and wellness programs for our employees (e.g., tobacco cessation, personal health assessments, and weight loss programs).

•	An Employee Assistance Program at no cost to employees and their families which offers confidential counseling 24x7.

•	Formal and informal mentorship programs across CIRCOR.

•	Leadership and management development programs at all levels of our management structure.

•	Pro-active career planning and development of critical employees.

•	Rigorous talent assessment and succession planning and processes to help us build our bench.

•	A formalized rotational management training program for recent MBA graduates to bring fresh management talent into the organization.

•	Educational assistance programs encouraging the continuing training of our U.S. employees by providing financial assistance for educational courses related to their jobs and careers

As a result of these initiatives, we successfully filled 59% of senior level roles in 2019 with internal promotions.

In late 2019, we launched a deliberate initiative to improve gender diversity at CIRCOR. We have started from the top, welcoming our second female board member in early 2020. We will continue to execute on our diversity commitments through:

•	A transparent process based on clear performance criteria for hiring and promotion decisions.

•	Training on unconscious bias and harassment prevention.

•	Measuring our success by tracking key criteria: percentage of workforce that is female; percentage of leadership that is female; and female representation by job level and department.

Commitment to safety and environmental protection in our operations
CIRCOR is committed to protecting the environment, health, and safety of our employees, customers and the global communities where we operate. By incorporating Environmental, Health, and Safety (EH&S) management into our business model, CIRCOR can offer high quality, cost-effective, reliable, safe, and innovative products and services while conserving resources for future generations.
To fulfill this commitment, we endeavor to:

•
Design, manage and operate our facilities in an environmentally responsible and safety-conscious manner in order to maximize safety, promote energy efficiency, and manage our environmental impact throughout the product life cycle.

•	Set objectives and targets that result in continuous improvement of our environmental, health and safety performance.

•	Train and inform employees of their responsibilities to protect the environment and the health and safety of themselves and their fellow employees.

•	Ensure that leadership takes responsibility for taking immediate action to remove safety hazards when they are identified and reported.

We have made good progress with our safety initiatives, improving total recordable incident rate (TRIR) from 1.1 in 2018 to .56 in 2019.
CIRCOR has an Environmental Stewardship Program aimed at reducing greenhouse gas emissions from the use of energy sources (e.g., electricity, natural gas, propane, and gasoline); reducing water consumption, particularly in geographic areas where water scarcity is a concern; and reducing the amount of waste to landfill by promoting waste reduction opportunities and recycling. With a baseline set in 2018, CIRCOR set a 5-year target of 20% reduction of energy, water, and waste, as well as a target of 20% increase in recycling over the same period. As of the end of 2019, we were on track to meeting those goals.

PROPOSAL 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTING STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS

At the Annual Meeting, we are asking stockholders to approve an amendment to the Certificate of Incorporation to implement a majority voting standard for uncontested director elections, which amendment has been approved by the Board. The Board has also approved an amendment to the By-Laws to implement a majority voting standard for the election of directors in uncontested elections, which amendment is conditioned upon the stockholders approving the amendment to the Certificate of Incorporation and the filing of such amendment with the Delaware Secretary of State.

Currently, the Certificate of Incorporation provides for plurality voting in the election of directors, pursuant to which the director nominees who receive the most votes in an election for directors are elected whether or not they receive a majority of the votes cast. By contrast, a majority voting standard requires each nominee standing for election as directors in an uncontested election to receive a majority of the votes cast in favor of such nominee. If approved, this majority voting standard will first take effect at the 2021 Annual Meeting of Stockholders. The amendment is included in Exhibit A to this Proxy Statement.

The Board has determined this majority voting standard is in the best interests of the Company and stockholders and recommends stockholders approve this amendment to the Certificate of Incorporation. Under the amended standard, contested director elections-those in which the number of nominees exceeds the number of open seats-would continue to be decided by plurality voting.

Under Delaware law, a director not receiving a majority of votes in an uncontested election continues to serve as a director as a “holdover director” until the director resigns, is replaced or removed, or dies. In 2016, the Board had adopted a resignation policy requiring each director standing for election to offer to resign in the event that less than a majority of the votes cast were in favor of such director. This proposal is in furtherance of the Board’s goals when it adopted that policy.

The foregoing is a summary of the proposed amendment to the Certificate of Incorporation and is qualified in its entirety by reference to the full text of the amendment to the Certificate of Incorporation included in Exhibit A.

Board Recommendation

THE BOARD RECOMMENDS A VOTE, USING THE WHITE PROXY CARD, "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO IMPLEMENT A MAJORITY VOTING STANDARD FOR UNCONTESTED DIRECTOR ELECTIONS.

Vote Required For Approval; Effect of Abstentions and Broker Non-Votes

A quorum being present, the affirmative vote of two-thirds of the outstanding shares entitled to vote at the Annual Meeting is necessary to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this
Proposal 1.

PROPOSAL 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The Company has a classified board structure in which directors are divided into three classes, and directors in a class are elected each year to serve three-year terms.

After careful consideration, including input received from stockholders during 2019, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to declassify the Board, so that, following a two-year transition period, the Company's stockholders will vote on the election of the entire Board on an annual basis. The Board has approved an amendment to the Certificate of Incorporation to phase-out the Company’s classified Board. The amendment is included in Exhibit A to this Proxy Statement.

If approved, the declassification process will take place as follows: at the Annual Meeting, the stockholders will approve an amendment to the Certificate of Incorporation eliminating the classified board structure; subsequently, at the Annual Meeting each of the Class III directors will be elected to a one-year term as a Class I director; at the 2021 Annual Meeting of Stockholders, each of the Class I directors will be elected to a one-year term; and at the 2022 Annual Meeting of Stockholders (and at each annual meeting thereafter), each director will be elected to a one-year term. In the event that the declassification proposal is not approved by our stockholders, at the Annual Meeting, each of the Class III directors will be elected to a three-year term. If approved, this phased approach will assure a smooth transition from a classified to a declassified board structure.

The Board has historically believed that a classified board structure promotes continuity and stability of strategy, ensures that a potential acquirer in a takeover situation negotiates with the Board, and facilitates the ability of the Board to focus on creating long-term stockholder value. The Board is aware that the current trend in corporate governance is leading away from classified boards in favor of electing all directors annually and also recognizes that a classified board structure may reduce directors' accountability to stockholders because such a structure does not enable stockholders to express a view on each director's performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to increase accountability for implementing those policies.

In determining whether to support the declassification of the Board, the Board carefully considered the advantages and disadvantages of the current classified board structure and has determined that it is advisable and in the best interest of CIRCOR and its stockholders to declassify the Board.

The foregoing is a summary of the proposed amendment to the Certificate of Incorporation and is qualified in its entirety by reference to the full text of the amendment to the Certificate of Incorporation included in Exhibit A.

Board Recommendation

THE BOARD RECOMMENDS A VOTE, USING THE WHITE PROXY CARD, "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

Vote Required For Approval; Effect of Abstentions and Broker Non-Votes

A quorum being present, the affirmative vote of two-thirds of the outstanding shares entitled to vote at the Annual Meeting is necessary to approve this proposal. Abstentions and broker non-votes will have the same effect as a vote against this
Proposal 2.

BACKGROUND OF THE SOLICITATION

On May 16, 2019, Crane Co. (“Crane”) and Gabelli Small Cap Growth Fund, an affiliated fund of GAMCO, entered into a Stock Purchase Agreement, pursuant to which Gabelli Small Cap Growth Fund agreed to sell to Crane 180,000 shares of the Common Stock for $35.00 per share. Crane acquired such shares on May 20, 2019.

On May 21, 2019, the Company announced that it had received and rejected an unsolicited, non-binding acquisition proposal from Crane on April 30, 2019 at a price of $45.00 per share. On May 23, 2019, GAMCO amended its Schedule 13D that had been previously filed with the SEC and stated that GAMCO’s proxy voting committee (the "Proxy Voting Committee") believed the Company’s “transparency was not in line with best corporate governance practices,” and so it had determined it would “solicit candidates for possible nomination to the [Company’s] Board of Directors as well as evaluate other alternatives to improve corporate governance” at the Company. In this same amendment to its Schedule 13D, GAMCO also disclosed a 0.47% increase in its ownership of the Common Stock.

Crane launched an unsolicited tender offer to acquire all of the shares of Common Stock for $45.00 per share on June 17, 2019, which price per share was increased to $48.00 per share on July 8, 2019. After careful consideration, including a thorough review of the terms and conditions of the tender offer in consultation with the Company’s independent financial and legal advisors, and consistent with its fiduciary duties under applicable law, the Board, by unanimous vote, determined that the offer to purchase all of the shares of Common Stock substantially undervalued the Company, was highly conditional and opportunistic and was not in the best interests of the Company’s stockholders.

On July 9, 2019, GAMCO amended its Schedule 13D, disclosing a 0.31% decrease in its ownership of Common Stock. On July 10, 2019, GAMCO amended its Schedule 13D, disclosing an additional 0.03% decrease in its ownership of Common Stock.

On July 10, 2019, GAMCO sent a letter to Scott Buckhout suggesting that a “small-cap Company like [CIRCOR] should have a combined CEO/Chairman” position. GAMCO also indicated that its proxy voting committee was “evaluating whether we should make that proposal at an upcoming annual meeting” and GAMCO communicated that it was considering submitting director nominees at the next annual meeting. The letter also encouraged the Board and the Company to engage with Crane.

On July 18, 2019, GAMCO amended its Schedule 13D, disclosing an additional 0.52% decrease in its ownership of Common Stock and also that it would tender its shares of Common Stock in Crane’s tender offer and encouraging other stockholders to do the same. It also noted that “[i]ndividuals have contacted GAMCO’s proxy voting committee … and expressed their willingness to serve shareholders” as directors on the Board. The amended Schedule 13D indicated that GAMCO would “continue to monitor the Board’s actions” and consider “the submission of director nominations to [CIRCOR]’s Board.” On that same day, GAMCO also issued a press release encouraging the Company and the Board to engage with Crane.

On July 19, 2019, Crane’s tender offer expired, with certain conditions remaining unsatisfied. Crane did not waive the conditions or extend the offer. Crane did not accept any tendered shares and instructed its depositary to return all previously tendered shares.

On August 13, 2019, GAMCO amended its Schedule 13D, disclosing an additional 0.08% decrease in its ownership of Common Stock.

On November 18, 2019, GAMCO issued a press release commenting on the Company’s upcoming Annual Meeting. The press release noted, among other things, that GAMCO was “reviewing potential director nominees for election at the upcoming annual meeting to help ensure that the best interests of the shareholders are the primary consideration in all decision making.” Subsequent to this, on November 25, 2019, Mr. Buckhout reached out to Mario Gabelli, chief executive officer of GAMCO, in an email describing certain planned governance improvements the Company had announced on November 6, 2020, as well as certain other improvements to the Company’s performance. GAMCO failed to respond to this email.

On November 19, GAMCO amended its Schedule 13D, disclosing an additional 0.12% decrease in its ownership of Common Stock.

On January 17, 2020, GAMCO filed an amendment to its Schedule 13D disclosing an additional 1.07% decrease in its ownership of Common Stock.

On February 6, 2020, GAMCO filed an amendment to its Schedule 13D disclosing its intention to nominate Daniel R. Lee and Bruce M. Lisman as nominees for election to the Board at the Annual Meeting and an additional 0.60% decrease in its ownership of Common Stock. On that same day, GAMCO delivered to the Company a formal notice of intent to nominate directors.

On February 7, 2020, the Company filed a Current Report on Form 8-K acknowledging receipt of GAMCO’s intention to nominate directors.

On February 14, 2020, the Company’s legal advisers at Ropes & Gray LLP sent a letter to GAMCO asking for confirmation that certain disclosure requirements under the By-laws had been fulfilled with respect to the nomination notices provided by GAMCO in connection with the nominations of Mr. Lee and Mr. Lisman (the “February 14 Letter”).

On February 18, 2020, Helmuth Ludwig, the chair of the Company’s Nominating and Corporate Governance Committee, sent an email to Mr. Lisman requesting that he complete the Company’s standard director and officer questionnaire, execute an authorization form permitting a customary background check and indicate his availability for in-person discussion of his nomination. On February 18, 2020, Mr. Ludwig sent a similar request to Mr. Lee via a letter.

On February 24, 2020, GAMCO sent the Company a response, dated February 21, 2020, to the February 14 Letter. In this response, GAMCO confirmed the fulfillment of certain disclosure requirements under the By Laws by the nomination notices. GAMCO also indicated that it would not permit its nominees to complete the director and officer questionnaires and authorize customary background checks until “we have reached a framework for settlement to avoid a proxy contest.”

On February 25, 2020, Mr. Lee wrote an email to Mr. Ludwig indicating his willingness to be interviewed by the Company’s Nominating and Corporate Governance Committee, indicating he would complete the director and officer questionnaire and providing the requested authorization form for a customary background check.

On February 28, 2020, Mr. Ludwig sent a letter to Mr. Lisman by email and regular mail requesting that Mr. Lisman provide his availability for an interview with the Company’s Nominating and Corporate Governance Committee. Mr. Lisman acknowledged receipt of the emailed letter. Mr. Ludwig wrote Mr. Lisman a response email asking him to confirm availability for a meeting with members of the Company’s Nominating and Corporate Governance Committee the week of March 2. Mr. Lisman did not respond to this email.

On March 3, 2020 a copy of Mr. Lee’s completed director and officer questionnaire was emailed to the Company by GAMCO.

On March 4, 2020, GAMCO sent a letter to Mr. Ludwig indicating that it would only make its nominees available for interviews with the Company’s Nominating and Corporate Governance Committee “after we have reached a framework for settlement to avoid a proxy contest.”

On March 18, 2020, Mr. Buckhout and David Mullen, the Company’s Senior Vice President of Finance and Investor Relations, spoke by phone with Mr. Gabelli and George Maldonado, Vice President and Director of Proxy Voting Services at GAMCO. Mr. Gabelli indicated his view that the Company’s decision not to disclose the private offer from Crane in April 2019 did not represent best practices in corporate governance and stated that the process of nominating directors was commenced following this decision. The GAMCO representatives reiterated that Board members will not be permitted to interview the candidates until after the parties had reached a settlement framework to avoid a proxy contest.

On March 18, 2020, the Company filed with the SEC a preliminary proxy statement in connection with the Annual Meeting.

On March 25, 2020, GAMCO filed with the SEC a preliminary proxy statement in connection with the annual meeting. On March 26, 2020, GAMCO amended its Schedule 13D that had been previously filed with the SEC to disclose the filing of its preliminary proxy statement in connection with the Annual Meeting and to disclose an additional 0.76% decrease in its ownership of Common Stock.

On March 26, 2020, Mr. Buckhout and Mr. Ludwig spoke by phone with Mr. Maldonado and Robert Leininger, Chairman of GAMCO’s Proxy Voting Committee. Mr. Buckhout and Mr. Ludwig reiterated the importance to the Board of the background and experience of any prospective directors, while Mr. Maldonado and Mr. Leininger reiterated their desire for the addition of the GAMCO nominees to the CIRCOR board.

PROPOSAL 3

ELECTION OF DIRECTORS

At the Annual Meeting, two Class III directors will be elected to serve until the 2021 Annual Meeting of Stockholders if the declassification of the Board is approved by the stockholders or until the 2023 Annual Meeting of Stockholders if the declassification of the Board is not approved by the stockholders, and in either case until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal. The Nominating and Corporate Governance Committee has recommended, and the full Board has nominated, John (Andy) O'Donnell and Scott Buckhout, the current Class III directors, for election as directors at the Annual Meeting.

GAMCO has notified the Company of its intention to nominate individuals for election as directors at the Annual Meeting in opposition to the nominees proposed by our Board. Our Board unanimously recommends that you vote "FOR" the election of each of the nominees proposed by our Board using the enclosed WHITE proxy card or by using the enclosed WHITE proxy card or by following the instructions to submit a proxy for your shares over the Internet or by telephone or by voting in person at the Annual Meeting. The Board's Nominating and Corporate Governance Committee has conducted an evaluation of the prospective directors and carefully reviewed and considered the GAMCO nominees. Our Board urges you not to sign or return any proxy card sent to you by GAMCO. Voting to "withhold" with respect to a GAMCO nominee on its proxy card is not the same as voting for our Board's nominees, because a vote to "withhold" with respect to a GAMCO nominee on its proxy card will revoke any previous proxy submitted by you. If you have previously submitted a proxy card sent to you by GAMCO, you can revoke that proxy and vote for our Board's nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card. Only the latest validly executed proxy that you timely submit will be counted.

Exhibit B sets forth information relating to our directors, including nominees for directors at the annual meeting, and certain of our officers and employees who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors of the Company, as nominees for directors or because they were soliciting proxies on our behalf.

If you have any questions or need assistance voting your shares, please contact MacKenzie Partners, Inc., the Company's proxy solicitor, at (800) 322-2885 or (212) 929-5500 or at circor@mackenziepartners.com.

The persons named as proxies intend to vote the proxies FOR the election of each of the Board’s nominees unless you indicate on the WHITE proxy card a vote to “WITHHOLD” your vote with respect to any of the nominees.

Board Recommendation

THE BOARD RECOMMENDS A VOTE, USING THE WHITE PROXY CARD, "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD AS DIRECTORS OF THE COMPANY.

UNLESS OTHERWISE INSTRUCTED, WHITE PROXY CARDS SOLICITED BY THE BOARD WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD.

Vote Required For Approval; Effect of Abstentions and Broker Non-Votes

A quorum being present, each nominee shall be elected as a director of the Company if such nominee receives a plurality of the votes cast at the meeting. Abstentions and broker non-votes will have no effect on this Proposal 3.

MANAGEMENT

Executive Officers and Key Employees

Our executive officers and key employees, and their respective ages and positions as of March 31, 2020, are as follows:

Name	Age	Position
Scott Buckhout	53	President and Chief Executive Officer, and Director
Abhishek Khandelwal	43	Senior Vice President and Chief Financial Officer
Sumit Mehrotra	44	President, Industrial Group
Tony Najjar	59	President, Aerospace and Defense Group
Lane Walker	43	President, Energy Group
Andrew Farnsworth	61	Senior Vice President and Chief Human Resources Officer
Arjun Sharma	43	Senior Vice President, Business Development
David F. Mullen	51	Senior Vice President, FP&A, Finance
Gregory C. Bowen	51	Senior Vice President, Corporate Controller
Drew C. Adams	50	Vice President, Tax and Treasury
Tanya Dawkins	59	Vice President, Corporate Treasurer

Scott Buckhout. Mr. Buckhout joined CIRCOR as President and Chief Executive Officer and was appointed to the Board in April 2013. Prior to joining CIRCOR, Mr. Buckhout served as President, Fire & Security at United Technologies Corporation (UTC), a diverse, multinational manufacturing company. He previously held a number of senior level positions at UTC, including President, Global Fire Products and President, Systems and Firefighting. Before joining UTC, Mr. Buckhout held a number of senior roles at Honeywell International Corporation in the Consumer Products and Friction Materials divisions. He spent five years in Europe for UTC and Honeywell, including as Vice President and General Manager, Consumer Products Group, Honeywell EMEA and Vice President and General Manager, Honeywell Friction Materials - Europe. He also previously worked in general management and strategy consulting roles at Booz Allen & Hamilton and The Boeing Company. Mr. Buckhout earned a Master of Business Administration in Operations & Finance from the J.L. Kellogg Graduate School of Management at Northwestern University, and a Bachelor of Science in Aerospace Engineering from Texas A&M University.

Abhishek Khandelwal. Mr. Khandelwal joined CIRCOR as Senior Vice President and Chief Financial Officer on March 31, 2020. Prior to joining CIRCOR, Mr. Khandelwal served as Vice President, Corporate Finance and Operations Chief Financial Officer for IDEX Corporation, a diversified industrial and technology leader specializing in highly engineered components from April 2017 until March 2020. He joined IDEX in 2010 and held a number of senior finance roles in the Optics, Industrial, Pumps & Valves organizations including Vice President/IT, Finance/IT, Pumps, Valves / Seals from October 2016 until April 2017, Vice President/IT, FMT Industrial from May 2015 until October 2016 and Vice President/IT, Optics and Photonics from January 2013 until May 2015. Prior to IDEX, Mr. Khandelwal held a range of financial leadership positions at Stanley Black & Decker, Inc. and General Electric Company. Mr. Khandelwal received a Bachelor in Finance from Indiana University and an MBA from the Kellogg School of Management at Northwestern University.

Sumit Mehrotra. Mr. Mehrotra has served as President, Industrial Group since February 2018. Before assuming his current role, he served as President, Advanced Flow Solutions Group from October 2016 to February 2018 and Senior Vice President, Global Supply Chain & Product Management from June 2015 to October 2016. Mr. Mehrotra joined CIRCOR in September 2013 as Vice President, Global Supply Chain, a role in which he was responsible for developing the global supply chain function for CIRCOR, including material planning, strategic sourcing, purchasing, and logistics, and continued in that role until June 2015. He had also assumed additional responsibilities for the Company's engineering and product management functions beginning in June 2015. Mr. Mehrotra joined CIRCOR from Honeywell International, a multinational manufacturing company, where, over 12 years, his career spanned multiple leadership roles in Engineering, Six Sigma, Advanced Manufacturing and Strategic Sourcing. Prior to joining CIRCOR, he served as Director, Strategic Sourcing for Honeywell Aerospace. He holds a Masters of Business Administration from Arizona State University, a Master of Science in Aerospace Engineering from the University of Cincinnati, and a Bachelor of Aeronautical Engineering from Punjab Engineering College, India.

Tony Najjar. Mr. Najjar has served as President, Aerospace and Defense Group since February 2018. Before assuming his current role, he served as Vice President, Aerospace and Defense in the Advance Flow Solutions Group from October 2016 to February 2018 and Vice President, Sales & Marketing, Aerospace and Defense Group, from April 2015 to October 2016. Before joining CIRCOR, Mr. Najjar served as Programs Manager, Business Development and Mergers & Acquisitions at

Rockwell Collins, a multinational manufacturing company, from October 2011 to April 2015. He has spent nearly 30 years in the aerospace and defense industry in engineering, sales, and general management roles, including leadership positions at Rockwell Collins and Kaiser Aerospace. Mr. Najjar holds both a bachelor's degree and a Master of Science degree in Mechanical Engineering from Oklahoma State University and an MBA from Pepperdine University.

Lane Walker. Mr. Walker joined CIRCOR as President, Energy Group in June 2018. Prior to joining CIRCOR, Mr. Walker served as President, Testing Services at Schlumberger, a provider of technology for reservoir characterization, drilling, production, and processing to the oil and gas industry, from October 2017 to May 2018, where he managed Schlumberger's downhole and surface testing business, and from September 2016 to September 2017 he served as Human Resources Director at Schlumberger. He previously served as President, Production Systems at OneSubsea, a Schlumberger Company, a provider of integrated solutions, products, systems and services for the subsea oil and gas market, from October 2014 to August 2016 and as Director, Operations and Projects North and South America at Cameron International, a global provider of flow equipment products, systems and services that was subsequently acquired by Schlumberger, from October 2012 to September 2014. Mr. Walker earned his bachelor's degree in finance from the University of Texas at Austin and an MBA from Harvard Business School.

Andrew Farnsworth. Mr. Farnsworth has served as Senior Vice President and Chief Human Resources Officer since joining CIRCOR in June 2015. Prior to joining CIRCOR, Mr. Farnsworth acted as a human resources consultant from July 2014 until May 2015. From October 2009 through June 2014, he served as the Group Human Resources Director of Unibail-Rodamco, a European commercial property company. He previously served as International Human Resources Director for Brocade Communications, Group Human Resources Director at Temenos, and Emerging Markets Human Resources Director for HP/Compaq covering Eastern Europe, Middle East and Africa. Before that, Mr. Farnsworth held a variety of senior operations and finance positions at Compaq and Digital Equipment Corporation in Europe and the United States. He holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Tuck School of Business at Dartmouth College.

Arjun Sharma. Mr. Sharma has served as Senior Vice President, Business Development since joining CIRCOR in 2009, overseeing the Company's mergers and acquisitions and strategic planning functions. Prior to joining CIRCOR, Mr. Sharma served as managing director at Global Equity Partners, a venture capital and strategy consulting firm, from January 2009 to September 2009, where he was responsible for executing equity investments and leading client engagements on acquisitions, divestitures, and growth strategy. From 2007 to 2008, he was Director of Mergers and Acquisitions at Textron Inc., a multi-industry company with a global network of aircraft, defense, industrial and finance businesses, where he was responsible for developing the company's M&A strategy and leading acquisition and divestiture transactions. From 2002 to 2007, Mr. Sharma held various positions of increasing responsibility at SPX Corporation, a Fortune 500 multi-industry company, culminating in his appointment as Director of Corporate Development. Mr. Sharma holds a Master of Science degree in Finance from Drexel University and a Bachelor of Commerce degree from Delhi University. Mr. Sharma is a graduate of the PLD program at Harvard Business School.

David F. Mullen. Mr. Mullen has served as Senior Vice President, FP&A, Finance and Investor Relations since September 2019. He previously served as Senior Vice President, Finance and Corporate Controller from July 2018 to September 2019 as Vice President, Finance and Corporate Controller from September 2015 to July 2018, and as Vice President for Finance Operations upon joining the Company in April 2015 until September 2015. Prior to joining CIRCOR, Mr. Mullen served as Vice President, Finance, Anatomical Pathology Division of Thermo Fisher Scientific Inc., a leading provider of laboratory products and services, from November 2011 to April 2015. He previously held a number of senior finance positions at Thermo Fisher Scientific Inc. He started his career as an auditor with Deloitte & Touche and is a Certified Public Accountant and a Chartered Global Management Accountant. He continues to oversee the company's Financial Planning & Analysis function and supports Investor Relations and strategy activities. Mr. Mullen brings over 20 years of financial management experience and technical accounting expertise to the role. He holds a Bachelor of Science degree in Accounting from Fairfield University.

Gregory C. Bowen. Mr. Bowen joined CIRCOR as Senior Vice President, Corporate Controller and Principal Accounting Officer in September 2019. He served as interim principal financial officer of the Company during March 2020. Prior to joining CIRCOR, Mr. Bowen was a consultant with Randstad Professionals from June 2019 until August 2019. Prior to that, Mr. Bowen served as Vice President, Corporate Controller of Dentsply Sirona, Inc., a dental equipment and consumables company, from April 2018 until January 2019, and as Assistant Corporate Controller of TE Connectivity, a global manufacturer and designer of connectivity and sensor products, from August 2012 until March 2018. Mr. Bowen also held finance leadership positions with Apex Tool Group, LLC and Stanley Black and Decker. Mr. Bowen began his career at Ernst & Young LLP. He holds a Bachelor of Science degree in Accounting from the University of Maryland and earned his Certified Public Accounting certification from the State of Maryland.

Drew Adams.  Mr. Adams joined CIRCOR as Vice President, Tax and Treasury in May 2019.   He previously served as Vice President, Global Taxes at PerkinElmer, Inc. a provider of products, services and solutions for the diagnostics, life sciences and applied markets, from August 2009 to May 2019.  Prior to PerkinElmer, Inc., Mr. Adams held senior finance positions at Medtronic/Covidien and Dell/EMC.  Mr. Adams began his career at Coopers & Lybrand LLP.   He is a licensed attorney and holds a Bachelor of  Science in Finance and Economics from Boston College, a law degree from Suffolk University Law School, a Master in Science degree from Suffolk Sawyer School of Business, and a Master of Laws degree in Taxation from Boston University Law School.

Tanya Dawkins. Ms. Tanya Dawkins was promoted to Vice President, Corporate Treasurer in March 2018. She previously served as Senior Director, Corporate Treasurer from September 2015 to March 2018. From 2001 to September 2015, Ms. Dawkins held a variety of senior finance positions at CIRCOR including Global Treasury Manager, External Reporting Manager, and Corporate Accounting Manager.  Prior to joining CIRCOR, Ms. Dawkins served as Director of Finance for GenRad Corporation (now part of Teradyne).  Ms. Dawkins previously had spent 10 years at Digital Equipment Corporation in a variety of senior finance positions.  She is a Certified Treasury Professional and holds a Bachelor of Business Administration in Finance from the University of Texas at Austin, and an MBA from Simmons Graduate School of Management.

Under the By-Laws, each of the officers of the Company holds office until the regular annual meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Person Transactions

The Company's Code of Conduct includes our written policy that any proposed transaction, involving the Company or a subsidiary of the Company, in which a director or executive officer has direct economic or beneficial interest shall be analyzed and reviewed first by the Nominating and Corporate Governance Committee of the Board for potential conflicts, and then by all of the members of the Board.

Related Person Transactions

Since the beginning of Fiscal Year 2019, the Company was not a party to any transaction in which the amount involved exceeded $120,000 and in which an executive officer, director, director nominee or 5% stockholder (or their immediate family members) had a material direct or indirect interest, and no such person was indebted to the Company.
Compensation Committee Interlocks and Insider Participation

None of the Company's executive officers serves as a member of the Board or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company's Compensation Committee. In addition, none of the Company's executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of the Board.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

In this section, we describe the executive compensation program for our Named Executive Officers (the "NEOs"). Our intent is to help stockholders understand the framework of our overall program, its objectives, and the rationale for the Compensation Committee’s compensation decisions. Our NEOs for Fiscal Year 2019 were as follows:

Named Executive Officer	Title
Scott Buckhout	President and Chief Executive Officer ("CEO")
Chadi Chahine	Senior Vice President, Chief Financial Officer ("CFO")
Sumit Mehrotra	President, Industrial Group
Lane Walker	President, Energy Group
Arjun Sharma	Senior Vice President, Business Development

Executive Summary

Our Business: 2019 Performance Overview

CIRCOR is a leading provider of severe service flow control solutions and other highly engineered products for the Industrial, Aerospace & Defense and Energy markets. We design, manufacture and market differentiated technology products and sub-systems. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. We have a global presence and operate 20 major manufacturing facilities that are located in North America, Western Europe, Morocco, and India. We sell our products through distributors, representatives, Engineering, Procurement and Construction ("EPC") companies, as well as directly to end-users and original equipment manufacturers (“OEMs”).

The Company has the following reportable business segments: Industrial ("Industrial Segment"), Energy ("Energy Segment" or "Energy") and Aerospace and Defense ("Aerospace and Defense Segment"). During 2019, we made the strategic decision to exit the Upstream Oil & Gas valve market served by our Energy Group. In addition, we sold other non-core Energy and Industrial businesses. As a result, in 2020 we combined the remaining Energy businesses into the Industrial Group, thus eliminating the Energy Group.

2019 was a mixed year for CIRCOR’s end markets. Industrial markets were choppy given international trade tension and overall economic slowdowns during the year. In the Energy Group, the downstream and mid-stream markets served by our Refinery Valves and Pipeline Engineering businesses were strong while we sold, or announced our intention to sell, our upstream businesses where markets were weak. The Aerospace & Defense markets we serve remained buoyant, resulting in several large contract wins for both commercial aerospace and defense programs.

In 2019 we delivered on our integration and synergy commitments related to the Fluid Handling acquisition, most notably in Selling, General & Administrative synergy and margin expansion in our European Pumps businesses. We simplified CIRCOR with our decision to exit the Upstream Oil & Gas valve market, which included selling our Engineered Valves business and announcing the sale of our Distributed Valves business in our Energy Segment. In addition, we sold our Reliability Services business in January 2019 and our Instrumentation and Sampling business in January 2020. Both divestitures were in the Energy group. Finally, in our Industrial Segment, we sold our non-core Spence & Nicholson product lines. The divestitures simplified CIRCOR's portfolio, enabling management to focus on core mission-critical product lines with more growth and marginal potential.

Overall, 2019 was a transformational year for CIRCOR which we believe leaves us well-positioned to deliver increased shareholder value in the years ahead.
2019 Financial Achievements (in thousands, except percentages)
The following table highlights certain metrics that are used as compensation performance metrics.

Business Segment	Net Sales	Free Cash Flow*	Adjusted Operating Margin**
CIRCOR (Overall including Corporate)	$964,313	$11,725	11.4%
Energy	$240,982	$(20,038)	1.7%
Aerospace & Defense	$272,625	$50,513	19.2%
Industrial	$450,706	$54,483	11%
* Free Cash Flow, a non-GAAP measure, is defined as net cash provided by operating activities less cash purchases of property plant and equipment plus proceeds from the sale of property plant and equipment. Segment Free Cash Flow also excludes the impact of cash payments or receipts for interest, income taxes and restructuring and special charges.
**Adjusted Operating Margin ("AOM"), a non-GAAP measure, is defined as Adjusted Operating Income divided by Net Sales. Adjusted Operating Income is defined as GAAP operating income excluding intangible amortization and amortization of fair value step-ups of inventory and fixed assets from acquisitions completed after December 31, 2011, the impact of restructuring-related inventory write-offs, impairment charges and special charges or gains.
A reconciliation of the non-GAAP financial measures included above to the most directly comparable GAAP measures is set forth on Exhibit C to this Proxy Statement.
The Company's financial results and overall business environment were considered when determining compensation paid for 2019, as discussed below. Please see Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for Fiscal Year 2019 for a more detailed description of the Company's financial results
2019 Stockholder Engagement, Say-on-Pay Results & Program Changes
The Company regularly evaluates its compensation programs and considers the results of its most recent stockholder advisory vote on executive compensation ("say-on-pay"), as well as feedback received directly from stockholders through our ongoing engagement.
At the May 2019 annual meeting of stockholders, we received say-on-pay support of approximately 96.6%. This result indicated continued strong support for the Company's executive compensation program. The Company's shareholders also overwhelmingly approved a new equity incentive plan. Highlights of our executive compensation program include:

•	"Double-trigger" vesting provisions for equity awards. Beginning in 2019, 100% of equity awards granted to NEOs provide for double trigger vesting.

•
Annual incentive plans for business segments aligned to critical metrics. Group Presidents in our Energy, Aerospace & Defense, and Industrial segments were each measured on segment-specific performance metrics based 33.3% on each of Free Cash Flow, Net Sales and Adjusted Operating Margin (AOM). Corporate NEOs were measured on adjusted EPS (15% of score) and the incentive scores of the Energy, Aerospace and Defense and Industrial Groups each counting for 25% of the total incentive score. The Compensation Committee agreed to add Corporate Free Cash Flow as a metric for Corporate NEOs in 2019 counting for 10% of the incentive score.

•
Equity vehicle mix for NEOs aligned with long term objectives. Long-term incentives ("LTI") were granted during 2019 using 50% Performance Share Units ("PSUs"), 25% stock options and 25% Restricted Stock Units ("RSUs"). Mr. Buckhout’s LTI awards continue to be granted as a mix of PSUs (50%) and stock options (50%). Maintaining RSUs in the equity mix of our other NEOs allows us to better manage our overall shareholder dilution levels relating to our equity plans while also supporting our leadership retention strategy.

•
Evolved PSU award program design. The Compensation Committee maintained pre-determined one-, two- and three-year cumulative goals for PSUs. In 2019, the Committee decided to replace Adjusted Return on Invested Capital ("ROIC") with Adjusted Free Cash Flow given the Company's long-term cash management focus. In 2019, Adjusted Free Cash Flow accounted for 50% of the weight and AOM accounted for 50% of the weight over a three-year performance period. Performance is assessed at the end of each year and the NEOs will progressively vest their shares each year based on results.

Going forward, we plan to continue to engage with our stockholders and consider their perspectives regarding compensation and governance matters. The Compensation Committee's goal is to continue to win investor support for our compensation practices and policies.
2019 Compensation Highlights
Based on our performance, and consistent with the design of our program, the Compensation Committee made the following executive compensation decisions for fiscal 2019:

•
Base Salaries: The NEOs, except for Mr. Chahine (whose compensation was set in connection with him joining the Company in 2019), received base salary increases to better align their pay with our peer companies. Mr. Mehrotra received an increase of 18% in recognition of his expanded scope of responsibilities as President of the Industrial Group and to continue to bring his base salary to levels more appropriately aligned with the market. Mr. Sharma received an increase of 11% to more closely align his salary to market benchmarks.

•	Annual Short-Term Incentives: The Compensation Committee, using its discretion under the Short-Term Incentive Plan, did not award short-term incentive ("STI") payments to the NEOs for 2019.

•
Long Term Incentives (LTI): The NEOs received LTI awards designed to align with CIRCOR's long term priorities. Mr. Buckhout's LTI award consisted 50% of PSUs (linked 50% to Free Cash Flow generation and 50% to AOM expansion) and 50% of Stock Options. All other NEO LTI awards consisted of 50% of PSUs, 25% of Restricted Stock Units, and 25% of Stock Options.

Base salaries, target annual incentives and the grant date value of LTI awards for the NEOs in 2019 in aggregate approximated the market median for our peer group, although there was variation in market position by executive due to factors including tenure, individual performance, and consideration of past awards.
CEO Pay At-A-Glance (Target v. Realized)
The chart below shows 2017-2019 target and realized compensation for Mr. Buckhout. Target Total Direct Compensation represents base salary, target annual bonus, and grant date fair value of LTI awards or RSUs purchased under our Management Stock Purchase Plan ("MSP") during each year. Realized Compensation represents base salary, annual bonus actually paid in cash, and the value realized on exercise (in the case of stock options) or vesting (in the case of PSUs or RSUs) of LTI awards or MSP RSUs during each year. Realized Compensation has substantially trailed Target Total Direct Compensation in each year, reflecting the rigor of our goal-setting process for annual bonus and PSU awards and the pay for performance nature of our overall executive compensation program.
Good Compensation Governance
The Compensation Committee continually evaluates the Company's compensation policies and practices to ensure that they are consistent with good governance principles. Below are highlights of what we do and what we do not do:

What We Do		What We Do Not Do
✓	We place the majority of weight on performance-based, at-risk, long-term compensation.	X	We do not provide any compensation-related tax gross-ups (except in connection with relocation expenses).
✓	We deliver rewards that are based on achieving long-term objectives and the creation of stockholder value.	X	We do not provide significant perquisites.
✓	We target total direct compensation at approximately the market median for our peer group.	X	We do not allow officers or directors to hedge Company stock.
✓	We maintain stock ownership guidelines for our directors and our executives, including our CEO and other NEOs.	X	We do not allow officers or directors to pledge Company stock.
✓	We have "double-trigger" change of control vesting of cash severance payments and new equity awards.	X	We do not reprice or replace out-of-the-money stock options without stockholder approval.
✓	Our Compensation Committee seeks advice from an independent compensation consultant.	X	We do not have contracts that guarantee employment with any executives (all employment is terminable-at-will).
✓	We maintain a clawback policy with respect to incentive-based cash and equity compensation.	X	We do not pay dividends on unvested PSUs; dividends accrue and are paid only if and when applicable performance criteria are achieved.
✓	We cap annual bonus payouts to eliminate potential windfalls for executives.
✓	We encourage executives to invest their cash incentives in the Company through the MSP.

What Guides Our Program
Our Compensation Guiding Principles
The philosophy underlying our executive compensation program is to attract, retain, and motivate highly qualified and talented executives and reward the achievement of specific annual, long-term and strategic goals that promote the profitable growth of the Company and enhance stockholder value. To this end, the following principles guide the structure of our program:

•
Link to business priorities and performance. A significant portion of an executive’s total compensation should be "at risk," subject to the attainment of certain specific and measurable performance goals and objectives. We select performance metrics that are most directly tied to the creation of enterprise value and that our management team can meaningfully influence. As performance goals are met or exceeded, executives are rewarded commensurately; conversely, if goals are not met, actual earned compensation is lower.

•
Alignment of executives with stockholders’ interests. Our compensation program should encourage our executives to hold a meaningful amount of equity. In addition, we believe compensation to our executives should be based on a balance of short- and long-term financial performance factors. This approach also supports our retention strategy and promotes our achievement-oriented culture.

•
Competitiveness of Pay Position. Total Target Direct Compensation should be competitive with that being offered to individuals holding comparable positions at other public companies with which we compete for executive talent. Still, long‑term compensation for our executives other than base salary is "at-risk." In general, we position Total Target Direct Compensation for our NEOs in the aggregate near the median of our peer group. We place greater emphasis on at-risk, performance-based elements of compensation than is typical among our peers, and consequently tend to be positioned lower relative to market with respect to base salaries and higher relative to market with respect to target bonus and annual equity awards.

•
Maintenance of Governance Standards. We believe that maintaining best-practice executive compensation governance standards is in the best interests of our stockholders and executives and critical to the ability to manage risk.

Elements of Compensation
Our compensation philosophy is supported by the following elements of compensation:

Pay Element	How It’s Paid	What It Does	How It Links to Performance
Base Salary	Cash (Fixed)	Provides a competitive fixed rate of pay relative to similar positions in the market, and enables the Company to attract and retain critical executive talent	• Based on job scope, level of responsibilities, individual performance, experience, tenure and market levels
Annual Incentive Plan	Cash (At-Risk)	Focuses executives on achieving annual financial and strategic goals that enhance long-term stockholder value
• Tied to achievement of targets relating to AOM, Free Cash Flow, Net Sales and, for our Corporate level NEOs, adjusted EPS
• No payouts for performance below threshold
• Award capped at 300% of target value, with the exception of Net Sales (capped at 200%)

Long Term Incentive (LTI) Plan	Equity (Variable)	Provides incentives for executives to execute on longer-term goals that promote the efficient use of capital and assets, especially when cyclical demand declines	• Tied to achievement of long-term financial targets and appreciation of CIRCOR's stock price
PSUs		Rewards achievement of pre-determined financial goals measured over a three-year performance period
• Tied to achievement of targets relating to Free Cash Flow and AOM
• Annual vesting over a three-year period based on the achievement of annual, cumulative goals
• Lookback clause allows payout up to 100% for cumulative performance of 100% or above
• Number of shares is capped at 200% of target

Stock Options		Rewards for stock price appreciation	• In absence of positive stockholder returns from date of grant, award provides no value to recipient
RSUs		Supports leadership retention strategy	• Paid in CIRCOR shares at vesting

How We Further Foster Stock Ownership and Strengthen Alignment with Stockowners

In order to more closely align the interests of our executives with those of our stockholders, our NEOs are also eligible to participate in the MSP, which is designed to encourage our NEOs to invest up to 100% of their own earned incentive compensation in equity of the Company.

The Compensation Committee approves the participants in the MSP. Participants are entitled to purchase RSUs under the MSP at a discount of 33% to the closing price of the Company's Common Stock the day annual LTI grants are issued using all or a portion of their pre-tax annual cash incentive award. RSUs purchased under the MSP vest in whole after a three-year period. Any NEO who departs the Company prior to vesting may lose the benefits associated with the discounted purchase price of RSUs purchased under the MSP, as well as any further appreciation in stock price and accrued dividends associated with such RSUs.

Total Pay Mix at Target
A significant portion of our NEOs' compensation is designed to be "at risk," subject to the attainment of specific and measurable performance goals and objectives. For example, as shown in the table below, 82% of the target total direct compensation of our CEO and 59% of the target total direct compensation of our other NEOs is allocated to a combination of PSUs, stock options and target bonus, and therefore based on achieving financial and operating metrics or increasing the Company's stock price.

The above chart includes 2019 Target Total Direct Compensation, which we define to include annualized base salaries, 2019 bonus amounts assuming target performance under our annual incentive plan, the grant date fair value of stock options and RSUs, and the grant date fair value of PSUs granted in 2019 under our LTI plan to our NEOs assuming target performance.
The Decision-Making Process
The Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee's charter, which may be accessed at our website, www.CIRCOR.com, by clicking "Investors," and then "Corporate Governance."

When making decisions regarding the compensation of the NEOs, the Compensation Committee considers information from a variety of sources. The Compensation Committee also regularly assesses our incentive plan measures in light of current business context, relevance to stockholders, and alignment with peer company practices. The Compensation Committee analyzes both individual elements and total compensation for each of the NEOs. While actual compensation reflects the Company's performance, the Company's goal is for total target compensation, as well as each element of total target compensation, to be at or around the median target compensation for executives with similar positions at our peer group companies (described in further detail below). The Compensation Committee also incorporates flexibility into its compensation programs and into the assessment process to respond to changing business needs, and to take into consideration individual performance, including the relative complexity and strategic importance of specific roles.
In setting meaningful performance goals for both our annual incentive plan and PSUs, the Compensation Committee carefully considers a number of factors, including the general economic and industry climate, anticipated customer spending, projected revenue from current contracts and renewals, and deals in the pipeline. Based on these factors, a range of performance scenarios is developed. Goals are then set at the threshold, target, and maximum performance levels with the target goals aligning with the Company’s operating plan. CIRCOR strives for alignment between our PSU performance targets and our operating plan and the financial guidance we provide externally.  We believe achievement of the meaningful performance targets that result from this rigorous goal-setting process will drive long-term value creation for our investors.
Attracting and retaining a team of outstanding executives with complementary skills is one of the Company's priorities.
The Compensation Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Compensation Committee.
The Role of Management. The CEO reviews his recommendations pertaining to other executives (non-NEO) pay with the Committee providing transparency and oversight. Decisions on non-NEO pay are made by the CEO. The CEO does not participate in the deliberations of the Committee regarding his own compensation.
The Role of the Independent Consultant. The Compensation Committee engages an independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Committee has engaged Pearl Meyer as its independent consultant. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules.
The Role of Market References - Peer Group Companies. Our executive compensation program considers the compensation practices of companies with which the Company competes or could compete for executive talent. In its review of 2019 executive compensation, the Compensation Committee compared the Company’s overall compensation structure (mix of pay) and levels for the NEOs (total annual compensation, as well as each component of their total compensation) with the peer group companies.
Peer group companies generally have similar business models (e.g., multiple product lines, significant concentration of international sales, manufacturing operations) and are within comparable size ranges (e.g., market capitalization, revenue). For the purposes of setting 2019 compensation, and with the support of Pearl Meyer, the Compensation Committee maintained the peer group companies (listed below) (the "Peer Group Companies") in recognition of the Company’s increased operating size and complexity following the Fluid Handling acquisition.

Peer Group Companies for Setting 2019 Compensation
Albany International Corp.	ESCO Technologies, Inc.	SPX FLOW, Inc.
Actuant Corporation	Forum Energy Technologies, Inc.	Standex International Corporation
Altra Industrial Motion Corp.	Mueller Water Products, Inc.	Tennant Company
Barnes Group Inc.	NN, Inc.	TriMas Corporation
Chart Industries, Inc.	Rexnord Corporation	Watts Water Technologies, Inc.
EnPro Industries, Inc.	SPX Corporation
The Committee also considered supplemental industry market survey data, as necessary to determine 2019 target compensation levels for our NEOs.

2019 Executive Compensation in Detail
As set forth above, the principal elements of the Company’s executive compensation program consist of base salary, annual short-term incentives, a Management Stock Purchase Program and long-term incentives.
Base Salary
NEOs’ base salaries are determined by evaluating factors such as the responsibilities and complexity of the position, the experience and performance of the individual, market data for similar roles, overall company performance, and internal equity within the Company.
At the beginning of each fiscal year, the Compensation Committee generally reviews and adjusts the base salaries for each of the Company’s executives, with any adjustments to become effective on April 1st of the fiscal year. The NEOs received base salary increases for 2019 ranging between approximately 3.0% to 17.6%, to better align their pay with the market.
Base salaries for each NEO are shown below:

NEO	2018 Year-End Base Salary	2019 Year-End Base Salary	% Change
Scott Buckhout	$745,000	$767,000	3.0%
Chadi Chahine (1)	N/A	$420,000	N/A
Sumit Mehrotra	$340,000	$400,000	17.6%
Lane Walker	$410,000	$422,300	3.0%
Arjun Sharma	$278,100	$310,000	11.5%
(1) Mr. Chahine joined CIRCOR on January 2, 2019.
Annual Incentive Plan
Target Award Opportunities. The 2019 annual incentive plan provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual bonus payouts depend on the achievement of pre-established performance objectives and can range from 0% to 300% of target award amounts (but not more than 200% for Net Sales performance goals), depending on the financial measure. Target annual award opportunities for the NEOs are approved by the Compensation Committee and are intended to be competitive in the market in which the Company competes for talent and reflect the level of responsibility of the role. They are, therefore, set at or around the median for comparable positions in the market. For 2019, target award amounts, which are stated as a percentage of base salary, were as follows:

NEO	Target Award Opportunity (as % of base salary)
Scott Buckhout	110%
Chadi Chahine	60%
Sumit Mehrotra	60%
Lane Walker	60%
Arjun Sharma	50%
Performance Measures, Weightings and Goals. Our incentive plans pay out to participants based on levels of performance against rigorous metrics established by the Board. The performance measures vary depending upon the role and responsibility of the NEO.
For 2019, annual incentive awards for Corporate NEOs (Messrs. Buckhout, Chahine, and Sharma) were based on the achievement of the following performance measures and weightings:

Performance Measures	Weightings
Adjusted EPS(1)	15%
Energy Score	25%
A&D Score	25%
Industrial Score	25%
Free Cash Flow	10%
(1) Adjusted EPS is defined as GAAP EPS excluding per share amounts related to intangible amortization and amortization of fair value step-ups of inventory and fixed assets from acquisitions completed after December 31, 2011, the impact of restructuring-related inventory write-offs, impairment charges and special charges or gains and the associated tax impacts of these items.
For purposes of calculating each Segment Score (for Energy, A&D and Industrial), segment-specific Free Cash Flow, Net Sales and Adjusted Operating Margin (AOM) are considered.
For 2019, the performance measures and weightings for each Segment Score were the following:

Performance Measures	Weightings
Free Cash Flow	33.3%
Net Sales	33.3%
AOM	33.3%
The table below summarizes the Threshold, Target, Stretch and Above Stretch performance levels and the actual results for each performance measure for 2019. For actual performance between Threshold, Target, Stretch, and Above Stretch, bonus pool funding are determined by linear interpolation.

Measure	Threshold	Target	Stretch	Above Stretch	Achievement Results
Adjusted EPS	$1.58	$2.26	$2.94	$3.62	$1.19
Energy Segment Net Sales(1)	$330.2M	$366.9M	$403.6M	N/A	$315.8M
Energy Segment Free Cash Flow	$19.0M	$27.2M	$35.3M	$43.4M	$(20.0)M
Energy Segment AOM	6.4%	9.2%	12.0%	14.7%	1.7%
A&D Segment Net Sales(1)	$220.1M	$244.5M	$269.0M	N/A	$275.1M
A&D Segment Free Cash Flow	$28.6M	$40.8M	$53.1M	$65.3M	$50.5M
A&D Segment AOM	11.6%	16.6%	21.6%	26.5%	19.2%
Industrial Segment Net Sales(1)	$434.0M	$482.2M	$530.4M	N/A	$461.4M
Industrial Segment Free Cash Flow	$43.6M	$62.3M	$80.9M	$99.62M	$54.5M
Industrial AOM	9.0%	12.9%	16.8%	20.7%	11.0%
Free Cash Flow	$33.5M	$47.8M	$61.1M	$76.5M	$11.7M
(1) Net Sales are capped at 200% of target.
The above performance measures include non-GAAP financial measures and will differ from amounts shown in the Company’s financial statements. For reconciliation to the most comparable GAAP measure see Exhibit C.
Based on the outlook at the time the goals were set and with input from Pearl Meyer, the Compensation Committee concluded that these performance goals struck an appropriate balance in providing both a reasonable probability of attainment and sufficient rigor and motivation of superior performance. The Committee considered the probability of achievement of different levels of performance as well as the uncertainty concerning the Company’s performance in 2019. Our track record of past payouts demonstrates that the metrics established for executives are meaningful targets that in many instances have not been met.
Annual Short-Term Incentive Plan Results
Set forth below is a history of the Company's Short-Term Incentive Plan results through 2019:

* While overall Corporate performance goals were achieved at 70.3% of target in 2019, the Compensation Committee exercised discretion not to pay any amounts under the Short-Term Incentive Plan to our NEOs in light of the Company's Free Cash Flow performance.
Management Stock Purchase Plan (MSP)
Given that no STI awards were paid out to our NEOs for 2019, no deferrals were made in to the MSP for 2019. The table below outlines the MSP deferral election made by our NEOs at the beginning of 2019.

NEO	Cash Bonus Deferral - Election
Scott Buckhout	65%
Chadi Chahine	50%
Sumit Mehrotra	100%
Lane Walker	25%
Arjun Sharma	100%

Long-Term Incentive Awards
Long-term incentives (LTI) are intended to provide executives with a continuing stake in the long-term success of the Company and to align their interests with those of stockholders. LTI awards are also used to attract, retain and motivate executives responsible for the Company’s long-term success.
The Compensation Committee evaluates the LTI program annually relative to its objectives as well as practices within the Peer Group Companies. The 2019 program included a combination of PSUs, stock options and time-based RSUs. The Committee believes that using different types of awards provides balance to the Company’s LTI program and mitigates risk.
Target LTI awarded to each of our NEOs in 2019 was expressed in dollar amounts based on grant date fair value and varied based on consideration of factors such as role, level of responsibility, performance and past award history:

NEO	PSUs(2)	Stock Options(3)	RSUs(2)	Total Value
Scott Buckhout	$1,259,320	$1,375,000	$0	$2,634,320
Chadi Chahine(1)	$190,000	$95,000	$245,000	$530,000
Sumit Mehtrotra	$160,000	$80,000	$80,000	$320,000
Lane Walker	$150,000	$75,000	$75,000	$300,000
Arjun Sharma	$125,000	$62,500	$62,500	$250,000
(1) Mr. Chahine received $190,000 in PSUs, $95,000 in stock options, and $95,000 in RSUs as part of his regular LTI plus an additional new-hire grant of RSUs with a grant date fair market value of $150,000 as new hire arrangement. The number of units for this award was determined based on the closing price of our Common Stock on the previous trading day before the grant date of January 2, 2019. This award will vest pro-rata over three years.

(2) Award amounts for PSUs and RSUs were determined based on the closing price of our Common Stock on the previous trading day before the grant date of March 4, 2019 other than Mr. Chahine's new-hire grant and Mr. Buckhout's PSU grant. Mr. Buckhout's PSU grant was awarded on May 14, 2019 even though the number of units awarded was determined as if the grant had been made on March 4, 2019.

(3) Individual share award amounts were calculated based on a Black-Scholes value of $11.84 per share.

The 2019 LTI program is outlined in the table below:

Equity Vehicle	Weight	Payout	Metric	Performance Period	Vesting
PSUs	50%	Below Threshold: 0% of Target Threshold: 0.01% of Target Target: 100% of Target Stretch: 200% of Target	Free Cash Flow: 50% Average AOM: 50%	2019-2021	Vests 1/3 annually over three-year performance period
Stock Options	25%	100%	N/A	N/A	Vests 1/3 annually; seven-year term
RSUs	25%	100%	N/A	N/A	Vests 1/3 annually

A Closer Look at PSUs. The actual realizable value of PSUs granted in 2019 is based on cumulative performance over three years. For each performance year in the three-year performance period, cumulative goals are set for each performance metric (50% based on Free Cash Flow and 50% based on AOM). Performance is assessed at the end of each year and shares vest based on performance against the respective cumulative goal.
The PSUs will vest only if pre-established cumulative goals are met. A look-back clause was introduced in the PSU Program in 2019 which enables retroactive payouts of up to 100% if the cumulative performance in Years 2 and 3 is 100% or above. Maximum units are capped at 200% of target.
For the first tranche of the 2019 PSUs (covering 2019), the Company's performance fell below the threshold for Free Cash Flow (0% payout) and came in above threshold for AOM (19.6% payout). Given that each metric weighs 50% in the calculation, only 9.8% of shares vested.
The following table outlines detailed performance targets and degree of achievement related to the first tranche of PSUs granted in 2019.

Performance Measures	Performance Range			Actual Performance	% Payout	Shares Earned and Vested
	Threshold	Target	Maximum
Fiscal Year 2019 Free Cash Flow ($M)	39.8	56.8	73.8	6.0	0%	0
Fiscal Year 2019 Average Operating Margin (AOM)	6.5%	9.3%	12.1%	7.1%	19.6%	2,141
With regard to the second tranche of the 2018 PSUs, the Company overachieved its cumulative target for Average ROIC (covering 2018 and 2019) but fell below its cumulative AOM target for this period. These targets were 5.4% for Average ROIC and 9.1% for AOM. 90.3% of the second tranche of shares was earned by the Company's NEOs in 2019.
For the 2017 PSUs, the Company’s performance was below threshold for three-year average ROIC and below target for the three-year AOM target. These targets were 10% for average ROIC and 8.8% for AOM. As a result, 0% of PSUs were earned on ROIC and 26% of PSUs were earned related to the AOM metric. Given that the ROIC and AOM metrics are equally weighed at 50%, an average of 13.0% of the PSUs granted in 2017 vested in February 2020.
Special Restricted Stock Unit (RSU) Grants
The Compensation Committee approved special RSU grants for Messrs. Buckhout, Mehrotra and Sharma on March 4, 2020. These grants are in line with the Company’s 18-month Investor Plan (issued in June 2019) and the critical focus the Company is placing on achieving this plan. These special grants have a 1-year vesting period and were awarded as an additional LTI measure to our NEOs on March 24, 2020.

The table below summarizes the special RSU grants that were awarded to our NEOs in March 2020.

NEO	Special RSU Grant Value (dollars)
Scott Buckhout	$625,000
Sumit Mehrotra	$150,000
Lane Walker	NA
Arjun Sharma	$270,000
Special Incentive Compensation - Lane Walker
Mr. Walker entered into a special incentive compensation arrangement with CIRCOR in November of 2019 in connection with the Company’s effort to divest CIRCOR’s Distributed Valves business. He did not receive a Special RSU grant as a consequence.
The incentive compensation agreement is described below:

Incentive Compensation Agreement - Lane Walker
Mr. Walker entered into an incentive agreement on November 14, 2019 in connection with the potential divestiture of CIRCOR’s Distributed Valves business. Mr. Walker is eligible for a target bonus of $170,000 upon sale of the business. 50% of the bonus payout is based on achievement of AOI, Cash and Net Sales targets for the Distributed Valves business in 2020. 50% of the bonus is based on qualitative targets tied to supporting the sale of the business. Payout is capped at 100% of target. Should Mr. Walker accept a position with the buyer of the business, he would be entitled to accelerated vesting of his equity incentive awards.

Long-Term Incentive Granting Practices
Most LTI awards are granted at the time of the annual grant in the first quarter of the year, although awards may be granted as part of the hiring process or in connection with a change in responsibility. Annual LTI grants are approved at a specified, regularly scheduled meeting of the Compensation Committee. The Compensation Committee approves the type and number of awards to be granted and the performance criteria for PSUs.

LTI awards granted during the year have a grant date no earlier than the date of approval. Grants that require the approval of the Compensation Committee are typically reviewed and approved at a regularly scheduled Compensation Committee meeting or by written consent in advance of the individual’s employment commencement or promotion date. For these awards, the grant date is the date of the meeting if the individual receiving the grant has already commenced employment. If the individual has not yet commenced employment, the date of grant is the business day following the individual’s first day of employment.
Other Executive Compensation Practices & Policies
Stock Ownership Guidelines
To further align the interests of the executive officers of the Company with the interests of the stockholders, the Company has adopted Stock Ownership Guidelines for executive officers. These guidelines establish an expectation that, within a five-year period, each NEO shall achieve and maintain an equity interest in the Company at least equal to a specified multiple of such individual's annual base salary. The applicable multiples are as follows:

Position	Target
Chief Executive Officer	5x annual base salary
Chief Financial Officer	3x annual base salary
Other NEOs	2x annual base salary
In calculating an individual's equity interest, credit is given for (i) the value of actual shares of Common Stock owned beneficially, (ii) the before-tax value of all vested stock options, and (iii) the before-tax value of all outstanding RSU awards (including those which the individual has received in lieu of bonus compensation). The calculation of an individual's equity interest, however, does not include the value of any outstanding equity awards subject to risk of forfeiture by virtue of performance.
An annual review is conducted by our Nominating and Corporate Governance Committee to assess compliance with the guidelines. As of February 13, 2020, our NEOs met their applicable ownership guidelines, or, for NEOs who have been with the Company for less than five years, were on track to achieve their ownership guidelines by the applicable target compliance date.
Clawback Policy
Under our clawback policy, if our Board of Directors determines that an officer engaged in fraud or willful misconduct that resulted in a restatement of the Company’s financial results, then the Board may review all performance-based compensation awarded to or earned by that officer on the basis of performance during the fiscal periods materially affected by the restatement. If, in the view of our Board of Directors, the performance-based compensation would have been lower if it had been based on the restated financial results, the Board of Directors may, to the extent permitted by applicable law, seek recoupment from that officer of any portion of such performance-based compensation as it deems appropriate after a review of all relevant facts and circumstances. Any recoupment under this policy may be in addition to, and shall not otherwise limit, any other remedies that may be available to the Company under applicable law, including disciplinary actions up to and including termination of employment.
Insider Trading, Anti-Hedging & Anti-Pledging Policies
We maintain an insider trading policy that prohibits hedging the economic risk of ownership of our stock by all directors, executive officers and certain designated employees. No person who is considered an "insider" of the Company, which includes each of our NEOs and directors, may directly or indirectly sell any securities of the Company that are not owned by the person at the time of the sale (short sale). Such persons also may not purchase or sell puts, calls, options or other derivative instruments in respect of our securities at any time without the approval of the Company’s Clearance Officer. We also do not allow officers or directors to pledge Company stock.
Risk Assessment and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed these items with its independent consultant, Pearl Meyer. In addition, our Compensation Committee asked Pearl Meyer to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.

Other Benefits
The Company maintains a defined contribution 401(k) plan in which substantially all of our U.S. employees, including our NEOs, are eligible to participate. We also maintain a nonqualified deferred compensation plan to provide benefits, at the Company’s discretion, that would otherwise be provided under the qualified 401(k) plan to certain participants but for the imposition of certain maximum statutory limits imposed on qualified plan benefits (for example, annual limits on eligible pay and contributions).
We also provide our NEOs with a limited number of perquisites as part of their compensation arrangements, which we consider to be reasonable and consistent with competitive practice. These perquisites include annual car allowances and financial counseling/tax preparation services, which, in total, comprise a de minimis part of the NEO's target total direct compensation.
In order to attract and retain key executives, the Company has entered into severance and change of control agreements with our executive officers.
The agreements are intended to support management continuity and align with market practice. The change of control agreements are intended to maintain focus on stockholder value creation in the event of an actual or threatened change of control. Pursuant to Company policy, the Company does not provide tax gross-ups in connection with any compensatory arrangements. As a result, we do not have any change of control agreements that provide for tax gross-ups. More detail is provided below in "Severance and Other Benefits upon Termination of Employment or Change of Control."
Deductibility of Executive Compensation
Section 162(m) of the Code (Section 162(m)) generally disallows a tax deduction to public companies for compensation paid in excess of $1 million for any fiscal year to a company’s chief executive officer or specified other current or former executive officers. However, in the case of tax years commencing before 2018, Section 162(m) exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain "grandfathered" arrangements entered into prior to November 2, 2017). While the Company’s stockholder approved incentive plans were previously structured to provide that certain awards could be made in a manner intended to qualify for the performance-based compensation exemption, that exemption is no longer available (other than with respect to certain "grandfathered" arrangements as noted above). In addition, while the Compensation Committee intended that certain incentive awards granted to our NEOs on or prior to November 2, 2017 be deductible as "performance-based compensation" and has assessed the possibility that certain awards will be grandfathered from the changes made by the Tax Cuts and Jobs Act, it cannot guarantee that result. The Committee has taken the potential impact of the Tax Cuts and Jobs Act into consideration when approving payout amounts for performance periods ending on December 31, 2019. The Committee expects in the future to authorize compensation in excess of $1 million to NEOs that will not be deductible under Section 162(m) when it believes doing so is in the best interests of the Company and its stockholders.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION AND
OTHER PAYMENTS TO THE NAMED EXECUTIVE OFFICERS

The following sections provide a summary of cash and certain other amounts earned by the NEOs in Fiscal Year 2019 (and the preceding two fiscal years). Except where noted, the information in the Summary Compensation Table generally pertains to compensation to the NEOs for Fiscal Year 2019. We encourage you to read the following tables closely. The narratives preceding the tables and the footnotes accompanying each table are important parts of each table. Also, we encourage you to read this section in conjunction with the Compensation Discussion and Analysis above.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	All Other Compensation($) (6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Scott Buckhout President and Chief Executive Officer	2019	761,077	—	1,259,320	1,375,000	—	13,449	3,408,846
	2018	732,885	—	1,416,261	1,450,000	878,152	15,361	4,492,659
	2017	676,539	—	1,182,692	1,080,000	297,850	14,267	3,251,348
Chadi Chahine (7) Senior Vice President, Chief Financial Officer	2019	402,231	—	285,000	95,000	—	25,117	807,348
Sumit Mehrotra President, Industrial Group	2019	383,846	—	240,000	80,000	—	371,533	1,075,379
	2018	323,846	—	228,681	50,000	167,290	517,725	1,287,542
	2017	270,000	—	115,678	74,500	93,110	136,818	690,106
Arjun Sharma Senior Vice President, Business Development	2019	301,412	—	187,500	62,500	—	25,762	577,174
	2018	275,919	—	294,889	40,500	149,002	20,847	781,157
	2017	270,000	50,000	167,919	65,000	107,443	14,746	675,108
Lane Walker President, Energy Group	2019	418,989	—	225,000	75,000	—	28,204	747,193
	2018	220,769	170,000	467,510	—	142,206	60,533	1,061,018

(1)
For Mr. Sharma, this reflects a special bonus award of $50,000 in recognition of extraordinary contributions associated with the Fluid Handling acquisition. For Mr. Walker, this reflects a sign-on bonus payment of $170,000.

(2)
Reflects the grant date fair value of performance-based restricted stock units ("PSUs") and time-based restricted stock units ("Time RSUs"). For PSUs and Time RSUs, a discussion of the assumptions used in calculating the amounts in this column may be found in Note 11 ("Share-Based Compensation") to our audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K filed with the SEC. The 2019 grant date fair values of PSUs and Time RSUs granted to each of our NEOs are shown in the table below:

NEO	Grant Date Fair Value of PSUs	Grant Date Fair Value of Time RSUs	Total
Scott Buckhout.......................................................	$1,259,320	$—	$1,259,320
Chadi Chahine.......................................................	$190,000	$95,000	$285,000
Sumit Mehrotra......................................................	$160,000	$80,000	$240,000
Arjun Sharma.........................................................	$125,000	$62,500	$187,500
Lane Walker...........................................................	$150,000	$75,000	$225,000

(3)
Included in this column is the grant date fair value of the target number of PSUs granted to each NEO, which we consider to be the probable outcome of the performance conditions as of the grant date. The following table shows for each NEO the grant date fair value of the target number of PSUs granted to each such officer that is included in the Summary Compensation Table and the grant date fair value of the maximum number of PSUs.

NEO	Target Number of PSUs	Grant Date Fair Value of Target Number of PSUs	Maximum Number of PSUs	Grant Date Fair Value of Maximum Number of PSUs
Scott Buckhout..........................	40,887	$1,259,320	81,774	$2,518,640
Chadi Chahine...........................	5,652	$190,000	11,304	$380,000
Sumit Mehrotra.........................	4,758	$160,000	9,516	$320,000
Arjun Sharma............................	3,717	$125,000	7,434	$250,000
Lane Walker...............................	4,461	$150,000	8,922	$300,000

The target value of PSUs awarded in 2019 is earned if our Average Adjusted Free Cash Flow and Average AOM goals are achieved for the three specific tranches related to fiscal years 2019-2021, as described in "Long Term Equity Incentives" in "Compensation Discussion and Analysis". The maximum value of PSUs is two times the Target value, as described above in "Long Term Equity Incentives" in "Compensation Discussion and Analysis". Maximum value of PSUs is earned if our actual average adjusted Free Cash Flow and average AOM achievement exceeds the maximum percentages set by the Compensation Committee for the fiscal years 2019-2021.

(4)
Reflects the aggregate grant date fair value of stock options granted under the Equity Incentive Plan. For a discussion of the assumptions related to the calculation of the amounts in this column, please refer to Note 11 ("Share-Based Compensation") to the Company's audited consolidated financial statements for the year ended December 31, 2019 included in our Annual Report on Form 10-K filed with the SEC. The stock options granted in Fiscal Year 2019 were granted on March 4, 2019 whereas the 2018 and 2017 stock option awards were granted on March 5, 2018 and February 27, 2017, respectively.

(5)
Reflects the amounts earned under our annual cash bonus plan by each NEO, whether received in cash or restricted stock units ("RSUs"). There were no annual bonus payments made to NEOs for 2019. Our NEOs elected to use all or a portion of their annual cash incentive to purchase RSUs under our MSP in 2017 and 2018. The number of MSP RSUs purchased by each NEO is as follows:

NEO	Year	Percentage of Annual Incentive Used to Purchase RSUs	Amount of Bonus for Year	Amount of Bonus Used to Purchase RSUs	Number of Purchased RSUs
Scott Buckhout	2019	65%	—	—	—
	2018	50%	$878,152	$439,076	19,486
	2017	70%	$297,850	$208,495	7,301
Chadi Chahine	2019	50%	—	—	—
Sumit Mehrotra	2019	100%	—	—	—
	2018	100%	$167,290	$167,290	7,089
	2017	100%	$93,110	$93,110	3,209
Arjun Sharma	2019	100%	—	—	—
	2018	100%	$149,002	$149,002	6,612
	2017	100%	$107,443	$107,443	3,762
Lane Walker	2019	25%	—	—	—
	2018	—%	—	—	—

Under our MSP, the purchase price for RSUs is 67% of the closing price of our Common Stock on the business day prior to the date of grant. The grant date fair value of the 33% discount is referred to as MSP RSUs, and the MSP RSUs have been included under the Stock Awards column as additional compensation to NEOs. For prior years, the total number of RSUs purchased was determined by dividing the dollar amount of bonus used in the above table by $22.53 for 2018, and $42.62 for 2017, which is 67% of the closing price of our Common Stock on March 1, 2019, and March 2, 2018, respectively. The actual number of RSUs purchased under the MSP may be reduced to pay for tax withholding.

(6)	See "2019 All Other Compensation Table" for specific items in this category.
(7)
Mr. Chahine served as Senior Vice President, Chief Financial Officer from January 2, 2019 to March 17, 2020. The equity awards granted to Mr. Chahine and disclosed in the Summary Compensation Table have been forfeited.

2019 All Other Compensation Table

Name	Perquisites and Other Personal Benefits ($) (1)	Tax Preparation and Financial Planning ($)	Insurance Premiums ($) (2)	Relocation Payments ($) (3)	Payments Relating to Employee Savings Plan ($) (4)	Other ($) (5)	Total ($)
Scott Buckhout......................	—	—	2,174	—	11,200	75	13,449
Chadi Chahine........................	11,539	980	1,398	—	11,200	—	25,117
Sumit Mehrotra......................	8,400	2,351	1,004	351,275	8,271	231	371,532
Arjun Sharma........................	8,400	6,567	1,004	—	9,672	119	25,762
Lane Walker............................	12,000	4,000	1,004	—	11,200	—	28,204

(1)	The amounts shown in this column reflect each NEO's annual car allowance.
(2)	The amounts shown in this column reflect group term life insurance premiums paid on behalf of each NEO.
(3)	The amount shown in this column reflects taxable relocation payments paid on behalf of Mr. Mehrotra.
(4)	The amounts shown in this column reflect Company matching contributions to each NEO's 401(k) savings account of up to 4.0% of base pay subject to the limits imposed by IRS regulations.
(5)	The amounts shown in this column reflect dividend equivalents paid on vested RSUs.

2019 Grants of Plan-Based Awards

The following table summarizes the grant of plan-based awards made to our NEOs in 2019.

Name	Type of Award (1)	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Prices of Option Awards ($ / Sh) (4)	Grant Date Fair Value of Stock and Option Awards ($) (5)
				Thresh-hold ($)	Target ($)	Maxi-mum ($)	Thresh-hold (#)	Target (#)	Maxi-mum (#)
(a)		(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Scott Buckhout	Option	03/04/19	02/06/19	—	—	—	—	—	—	—	116,133	33.63	1,375,000
	PSU	05/14/19	02/06/19	—	—	—	12,593.2	40,887	81,774	—	—	—	1,259,320
	AIP			4,098	409,750	1,229,250	—	—	—	—	—	—	—
Chadi Chahine	Option	03/04/19	02/06/19	—	—	—	—	—	—	—	8,025	33.63	95,000
	PSU	03/04/19	02/06/19	—	—	—	1,900	5,652	11,304	—	—	—	190,000
	Time RSU	01/02/19	11/19/18	—	—	—	—	—	—	7,044	—	—	150,000
	Time RSU	03/04/19	02/06/19	—	—	—	—	—	—	2,826	—	—	95,000
Sumit Mehrotra	Option	03/04/19	02/06/19	—	—	—	—	—	—	—	6,759	33.63	80,000
	PSU	03/04/19	02/06/19	—	—	—	1,600	4,758	9,516	—	—	—	160,000
	AIP			1,870	187,000	495,550	—	—	—	—	—	—	—
	Time RSU	03/04/19	02/06/19	—	—	—	—	—	—	2,379	—	—	80,000
Arjun Sharma	Option	03/04/19	02/06/19	—	—	—	—	—	—	—	5,280	33.63	62,500
	PSU	03/04/19	02/06/19	—	—	—	1,250	3,717	7,434	—	—	—	125,000
	AIP			1,391	139,050	417,150	—	—	—	—	—	—	—
	Time RSU	03/04/19	02/06/19	—	—	—	—	—	—	1,860	—	—	62,500
Lane Walker	Option	03/04/19	02/06/19	—	—	—	—	—	—	—	6,336	33.63	75,000
	PSU	03/04/19	02/06/19	—	—	—	1,500	4,461	8,922	—	—	—	150,000
	AIP			1,422	142,208	426,624	—	—	—	—	—	—	—
	Time RSU	03/04/19	02/06/19	—	—	—	—	—	—	2,232	—	—	75,000

(1)	Type of Award:
Option = Stock option subject to time-based vesting
PSU = RSU award subject to performance conditions
AIP = Cash award subject to performance conditions under the annual incentive plan
Time RSU = RSU award subject to time-based vesting only
Each of these Option, Time RSU and PSU awards was granted under our LTI plan. See Summary Compensation Table and the footnotes thereto for additional information on these types of awards.
(2)
The amounts in these columns indicate the threshold, target and maximum performance bonus amounts payable under our annual incentive plan prior to deducting any amounts the NEO elected to use to purchase RSUs under the MSP. Each of our NEOs, other than Mr. Chahine, elected to use a portion of his annual incentive bonus to purchase RSUs under our MSP in Fiscal Year 2019. See footnote (5) to the "Summary Compensation Table" for a description of the actual amount of annual bonus earned by each of the NEOs for Fiscal Year 2019, the amount of each NEO's bonus that was used to purchase MSP RSUs, and the number of purchased MSP RSUs. The potential bonus amounts payable under the annual incentive plan are based on the achievement of specific financial performance metrics. The NEOs would receive a bonus payout equal to 0.1% of their target bonus at the threshold level of performance and 200% or 300% (depending on the performance metric) of their target bonus at the maximum level of performance. If none of the threshold performance metrics are met, no bonus would be payable to the NEOs under the annual incentive plan.

(3)
The amounts in these columns indicate the threshold, target and maximum number of shares that the NEO could receive if an award payout is achieved under the PSUs. These potential share amounts are based on achievement of specific performance goals. The NEO would receive 0.1% of the target number of shares at the threshold level of performance and 200% of the target number of shares at the maximum level of performance. If none of the threshold performance targets are met, then our NEOs will not receive any shares.

(4)
The exercise price of Options is equal to the closing price of our Common Stock on the business day before the grant date. For more details, see footnote (3) under Outstanding Equity Awards at 2019 Fiscal Year-End.

(5)
The amounts in this column reflect the aggregate grant date fair values of the PSUs reflected in column (g) and Time RSUs reflected in column (i), each calculated in accordance with accounting guidance, as well as the aggregate fair value of the Option awards reflected in column (j) as determined using the Black Scholes option pricing model.

Outstanding Equity Awards at 2019
Fiscal Year-End

		Option Awards					Stock Awards
Name	Type of Award (1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (2)	Equity Incentive Plan Awards: Number of Securities Underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Scott Buckhout	Perf Option	150,000 (4)	—	—	41.17	4/09/2023	4/09/2013	—	—	—	—
	Option	39,141	—	—	51.84	2/23/2022	2/23/2015	—	—	—	—
	Option	79,977	—	—	38.89	2/23/2023	2/23/2016	—	—	—	—
	Option	37,192	18,596	—	60.99	2/27/2024	2/27/2017	—	—	—	—
	Option	32,925	65,850	—	42.62	3/05/2025	3/05/2018	—	—	—	—
	Option	—	116,133	—	33.63	3/04/2026	3/04/2019	—	—	—	—
	MSP RSU	—	—	—	—	—	2/27/2017	6,989	323,171 (5)	—	—
	PSU	—	—	—	—	—	3/05/2018	—	—	28,156	1,301,933 (6)
	MSP RSU	—	—	—	—	—	3/05/2018	7,301	337,598 (5)	—	—
	MSP RSU	—	—	—	—	—	3/04/2019	19,486	901,033 (5)	—	—
	PSU	—	—	—	—	—	5/14/2019	—	—	27,258	1,260,410 (7)
Chadi Chahine	Time RSU	—	—	—	—	—	1/02/2019	7,044	325,715 (8)	—	—
	Option	—	8,025	—	33.63	3/04/2026	3/04/2019	—	—	—	—
	PSU	—	—	—	—	—	3/04/2019	—	—	3,768	174,232 (7)
	Time RSU	—	—	—	—	—	3/04/2019	2,826	130,674 (8)	—	—
Sumit Mehrotra	Option	984	—	—	71.56	3/03/2021	3/03/2014	—	—	—	—
	Option	1,959	—	—	51.84	2/23/2022	2/23/2015	—	—	—	—
	Option	4,200	—	—	38.89	2/23/2023	2/23/2016	—	—	—	—
	Option	2,566	1,283	—	60.99	2/27/2024	2/27/2017	—	—	—	—
	Option	1136	2,272	—	42.62	3/05/2025	3/05/2018	—	—	—	—
	Option	—	6,759	—	33.63	3/04/2026	3/04/2019	—	—	—	—
	MSP RSU	—	—	—	—	—	2/27/2017	1,266	58,540 (5)	—	—
	PSU	—	—	—	—	—	3/05/2018	—	—	2,347	108,525 (6)
	MSP RSU	—	—	—	—	—	3/05/2018	3,209	148,384 (5)	—	—
	Time RSU	—	—	—	—	—	3/05/2018	784	36,252 (8)	—	—
	PSU	—	—	—	—	—	3/04/2019	—	—	3,172	146,673 (7)
	MSP RSU	—	—	—	—	—	3/04/2019	7,089	327,795 (5)	—	—
	Time RSU	—	—	—	—	—	3/04/2019	2,379	110,005 (8)	—	—
Arjun Sharma	Option	3,212	—	—	39.00	2/28/2021	2/28/2011	—	—	—	—
	Option	2,799	—	—	32.76	3/05/2022	3/05/2012	—	—	—	—
	Option	3,168	—	—	71.56	3/03/2021	3/03/2014	—	—	—	—
	Option	3,663	—	—	51.84	2/23/2022	2/23/2015	—	—	—	—
	Option	8,406	—	—	38.89	2/23/2023	2/23/2016	—	—	—	—
	Option	3,962	1,981	—	60.99	2/27/2024	2/27/2017	—	—	—	—
	Option	920	1,840	—	42.62	3/05/2025	3/05/2018	—	—	—	—
	Option	—	5,280	—	33.63	3/04/2026	3/04/2019	—	—	—	—
	MSP RSU	—	—		—	—	2/27/2017	1,607	74,308 (5)	—	—
	PSU	—	—		—	—	3/05/2018	—	—	1,901	87,902 (6)
	MSP RSU	—	—		—	—	3/05/2018	3,762	173,955 (5)	—	—
	Time RSU	—	—		—	—	3/05/2018	2,200	101,728 (8)	—	—
	PSU	—	—		—	—	3/04/2019	—	—	2,478	114,583 (7)
	MSP RSU	—	—		—	—	3/04/2019	6,612	305,739 (5)	—	—
	Time RSU	—	—		—	—	3/04/2019	1,860	86,006 (8)	—	—
Lane Walker	Option	—	6,336	—	33.63	3/04/2026	3/04/2019	—	—	—	—
	PSU	—	—		—	—	3/04/2019	—	—	2,974	137,518 (7)
	MSP RSU	—	—		—	—	3/04/2019	1,577	72,920 (5)	—	—
	Time RSU	—	—		—	—	6/04/2018	6,148	284,284 (8)	—	—
	Time RSU	—	—		—	—	3/04/2019	2,232	103,208 (8)	—	—

(1)	Type of Award:
Time RSU = RSU award subject to time-based vesting only
PSU = RSU award subject to performance conditions
Perf Option = Inducement stock option subject to a service period and a market vesting condition
Option = Stock option subject to time-based vesting
MSP RSU = MSP RSU awards subject to performance conditions under Management Stock Purchase Plan

With the exception of the Perf Option awards to Mr. Buckhout on April 9, 2013 (which were granted as special inducement awards under the NYSE regulations), each of these RSU and option awards was granted under our Equity Incentive Plan.

(2)
The stock options listed in this column were granted pursuant to our Equity Incentive Plan in effect at the time of grant. The stock option grant on February 28, 2011 vested three years from such date and has a ten-year term. The stock option grants on March 5, 2012 vested ratably 33% per year generally beginning on the first anniversary from such date and have a ten-year term. The stock option grants on March 3, 2014, February 23, 2015, February 23, 2016, February 27, 2017, March 5, 2018, and March 4, 2019 vest ratably 33% per year generally beginning on the first anniversary from such date and have a seven-year term.

(3)
The amounts shown in these columns reflect the market value of unvested RSUs calculated by multiplying the number of such unvested RSUs by $46.24, the closing price of our Common Stock on December 31, 2019.

(4)
On April 9, 2013, an inducement stock option award of 200,000 shares was granted to Mr. Buckhout with an exercise price of $41.17 per share. This inducement stock option award was granted pursuant to the inducement award exemption under Section 303A.08 of the NYSE Listed Company Manual. This stock option award includes both a service period and a market vesting condition. In 2014, certain of these targets were achieved and 150,000 shares vested and remain exercisable. The remaining 50,000 shares were canceled during 2018 due to lack of performance achievement.

(5)
The amounts reflect the unvested portion of MSP RSUs pursuant to the MSP provisions allowing executives to receive MSP RSUs in lieu of a specified percentage or dollar amount of their annual incentive cash bonus. Such MSP RSUs vest in whole on the date that is three years from the date of the grant, provided that the NEO is then employed with the Company, at which time they convert into shares of Common Stock and are issued to the executive unless the executive has selected a longer deferral period. For example, awards with a grant date of March 4, 2019 vest on March 4, 2022.

(6)
The amounts reflect the unvested portion of long-term grants in the form of PSUs pursuant to our Equity Incentive Plan in effect at the time of grant. Such grants are subject to financial performance conditions for the three years ended December 31, 2017 through December 31, 2019 and reflect the target amount of the award.

(7)
The amounts reflect the unvested portion of long-term grants in the form of PSUs pursuant to our Equity Incentive Plan in effect at the time of grant. Such grants are subject to financial performance conditions for the three years ended December 31, 2018 through December 31, 2020 and reflect the target amount of the award.

(8)
The amounts reflect the unvested portion of long-term grants in the form of PSUs pursuant to our Equity Incentive Plan in effect at the time of grant. Such grants are subject to financial performance conditions for the three years ended December 31, 2019 through December 31, 2021 and reflect the target amount of the award.

(9)
The amounts reflect the unvested portion of long-term incentive grants in the form of Time RSUs pursuant to our Equity Incentive Plan. Such grants generally vest ratably over a three-year period, beginning on the first anniversary of the date of grant, subject to any longer deferral period selected by the executive.

2019 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
(a)	(b)	(c)	(d)	(e)
Scott Buckhout (3)	—	—	249	8,058
Chadi Chahine (4)	—	—	0	0
Sumit Mehrotra (5)	—	—	1,163	38,564
Arjun Sharma (6)	—	—	1,497	51,050
Lane Walker (7)	—	—	3,047	141,773

(1)
With respect to shares acquired upon vesting of RSUs, NEOs have shares withheld to pay associated income taxes. The number of shares reported represents the gross number prior to withholding of such shares. In certain cases, the actual receipt of shares underlying vested RSUs may have been deferred pursuant to a previous election made by the NEO. This table reports the number of shares vested regardless of whether distribution actually was made.

(2)
The amounts shown in this column reflect the value realized upon vesting of Time RSUs, PSUs, and MSP RSUs as follows: (i) for Time RSUs and PSUs, the value realized upon vesting is determined by multiplying the number of RSUs vested (prior to withholding of any shares to pay associated income taxes) and the closing price of our Common Stock on the day prior to vesting and (ii) for MSP RSUs, the value realized upon vesting is determined by multiplying (a) the number of MSP RSUs vested (prior to withholding of any shares to pay associated income taxes) and (b) the difference between the closing price of our Common Stock on the day prior to vesting and the purchase price of the MSP RSUs.

(3)	Mr. Buckhout had 249 MSP RSUs vest on February 23, 2019 with a price of $32.36.
(4)	Mr. Chahine joined CIRCOR on January 2, 2019 and had no options or stock awards vest during 2019.
(5)	Mr. Mehrotra had 42 MSP RSUs and 729 Time RSUs vest on February 23, 2019 with a price of $32.36 and 392 Time RSUs vest on April 5, 2019 with a price of $34.73.
(6)	Mr. Sharma had 54 MSP RSUs and 343 Time RSUs vest on February 23, 2019 with a price of $32.36 and 1,100 Time RSUs vest on April 5, 2019 with a price of $34.73.
(7)	Mr. Walker had 3,074 RSUs vest on July 4, 2019 with a price of $46.12.

2019 Nonqualified Deferred Compensation

In 2007, we implemented a nonqualified deferred compensation plan to provide benefits that would have otherwise been provided to participants in our 401(k) plan but for the imposition of certain maximum statutory limits imposed on qualified plans, such as annual limits on eligible pay and contributions.  The Company also may, in its discretion, make the same contributions to the nonqualified deferred compensation plan but only with respect to the compensation in excess of annual limit of eligible pay.  In 2019, the Company elected not to make core contributions to the nonqualified deferred compensation plan.  Any contribution credits that we provided to participants under the nonqualified deferred compensation plan are invested in a rabbi trust, at the discretion of the plan participants, in one or more mutual funds selected by the plan participants.
The same mutual funds that we make available under our 401(k) plan are also available under the nonqualified 401(k) excess plan and there are no minimum or guaranteed rates of return to the participants on such investments.  Distributions from the nonqualified deferred compensation plan are made in lump sum in connection with a participant’s separation from service.
As discussed above, our MSP allows our NEOs to defer the payment of their annual incentive compensation in the form of RSUs. We also permit the grantees of our RSUs to defer the settlement of RSUs beyond the vesting date. The deferral period is a stated period of years selected in advance by the grantee. In general, if the grantee's employment terminates before the end of the deferral period for reasons other than retirement, the RSUs will be settled in shares of our Common Stock upon termination of employment. If the grantee retires before the end of the deferral period, the RSUs will be settled in shares of our Common Stock at the end of the deferral period. During the deferral period, any dividends that would otherwise be paid on the deferred RSUs accumulate in cash and will be paid out at the same time that the deferred RSUs are settled.
Under either deferred compensation arrangement, if a distribution is made on account of separation from service, the distribution will be delayed by six months if the participant is considered a specified employee within the meaning of Section 409A of the Internal Revenue Code.

The following table outlines employee and employer contributions to each deferred compensation arrangement for Fiscal Year 2019. The table also includes earnings or losses during Fiscal Year 2019, and the aggregate balances as of December 31, 2019.

2019 Nonqualified Deferred Compensation

Name (a)	Item	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings/(Loss) in Last FY ($) (d)	Aggregate Withdrawals/ Distributions (e)	Aggregate Balance at Last FYE ($) (f) (1)
Scott Buckhout	Excess 401K	—	—	7,684	—	42,951
Chadi Chahine	Excess 401K	—	—	—	—	—
Sumit Mehrotra	Excess 401K	—	—	287	—	1,428
Arjun Sharma	Excess 401K	45,212	—	6,739	—	62,551
Lane Walker	Excess 401K	16,129	—	1,356	—	17,485

(1)	These amounts include employee and contributions that have been reflected in the Summary Compensation Table in prior years' proxy statements as well as all earnings on such contributions.

SEVERANCE AND OTHER BENEFITS UPON
TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

To achieve our compensation objective of attracting, retaining and motivating qualified executives, we believe that we need to provide our executive officers with severance and change of control protections that are competitive with the protections offered by our Peer Group Companies. Offering our executive officers these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, assists us in recruiting and motivating executive officers, provides for a clear and consistent approach to managing involuntary departures with mutually understood separation benefits, and aligns with market practice. The following section describes our severance and change of control agreements for our NEOs employed with us at year end along with estimated payments if their employment had terminated with us as of December 31, 2019.

Severance Agreements

Each of Messrs. Buckhout, Chahine, Mehrotra, Walker, and Sharma has entered into an agreement providing severance benefits if he resigns from the Company for good reason or the Company terminates him other than for cause (the "Severance Agreements"). In such circumstances, Mr. Buckhout's Severance Agreement entitles him to a lump sum payment equal to (i) his then-current base salary and (ii) his target annual incentive compensation in effect during the fiscal year in which the termination occurs. In the same circumstances, each of Messrs. Chahine's, Mehrotra's, Walker's, and Sharma's Severance Agreement entitles him to a lump sum payment equal to his then-current base salary and annual incentive compensation for the fiscal year in which the termination occurs, to the extent that performance goals are met for that year, prorated based on the date of resignation or termination.

In addition, the severance benefit for Mr. Buckhout includes the Company continuing to pay for medical coverage (if COBRA coverage is elected) in the same proportion it did on the date of termination for up to 18 months following termination. The severance benefit for Messrs. Chahine, Mehrotra, Walker, and Sharma includes the Company continuing to pay for medical coverage (if COBRA coverage is elected) in the same proportion it did on the date of termination for up to one year following termination.

To receive the benefits described above, each such NEO must execute a general release of claims in a manner satisfactory to the Company within 21 days of the termination of employment. Each of the NEOs listed above also has agreed to comply with non-competition and non-solicitation obligations lasting for the term of employment and one year following termination as consideration for the severance benefits.

The Severance Agreements continue to apply after a change in control. No benefits, however, are payable under the Severance Agreements if severance benefits become payable under the Change in Control Agreements as described below.

Change of Control Agreements

Each of Messrs. Buckhout, Chahine, Mehrotra, Walker, and Sharma has entered into an agreement providing benefits in the event of a change of control of the Company (the "Change of Control Agreements"). The term of each Change of Control Agreement is one-year subject to annual one-year extensions unless there is a notice of non-renewal. Each of the Change of Control Agreements provides enhanced severance benefits if, within one year following a change of control, such NEO's employment is terminated by the Company without cause or he resigns from the Company for good reason. In such circumstances, each of Messrs. Buckhout's, Chahine's, Mehrotra's, and Walker's Change of Control Agreement entitles him to a lump sum payment equal to two times (i) his then-current base salary and (ii) his target annual incentive compensation in effect during the fiscal year in which the termination occurs. In the same circumstances, Mr. Sharma's Change of Control Agreement entitles him to a lump sum payment equal to two times (i) his then-current base salary and (ii) the highest annual incentive compensation received by him in any of the three immediately preceding fiscal years.

In addition, the severance benefit for Messrs. Buckhout, Chahine, Mehrotra, Walker, and Sharma includes the Company continuing to pay for medical coverage (if COBRA coverage is elected) in the same proportion it did on the date of termination for up to two years following termination.

Effective with the 2019 grants, there is double trigger vesting on unvested equity upon a change in control. A "change of control" for purposes of the Change of Control Agreements means any of the following: (i) acquisition of 25% or more of the voting power or economic value of the Company’s then outstanding securities; (ii) failure of incumbent directors (including any director nominated for election by a vote of at least a majority of the incumbent directors other than in connection with a proxy contest) to constitute at least a majority of the Board; (iii) stockholder approval of (A) consolidation or merger of the Company that results in stockholders owning less than 50% voting shares of the consolidated or merge entity (or its ultimate parent corporation, if any), (B) any sale or similar transaction of substantially all of the assets of the Company, or (C) entry of the Company into a plan of liquidation.

As noted above, the NEO's would not be entitled to benefits under the Severance Agreements in connection with any termination from the Company with respect to which benefits under the Change of Control Agreements would be payable. Each of the NEOs listed above also has agreed to comply with non-competition and non-solicitation provisions lasting for the term of employment and one year following termination as consideration for the change of control benefits.

The following tables list the estimated amounts that Messrs. Buckhout, Chahine, Mehrotra, Walker, and Sharma would have become entitled to in the event of a termination from the Company or change of control of the Company had such termination or change of control occurred on December 31, 2019. Assumptions used in preparing these estimates are set forth in the footnotes to each table. These tables do not include amounts that are otherwise earned and vested prior to a termination of employment or a change in control, such as vested stock options or nonqualified deferred compensation, amounts payable under disability or life insurance coverages or the annual incentive bonus which was actually earned for 2019.

Mr. Chahine did not receive any severance or benefits listed in the table in connection with his resignation.

Scott Buckhout
Severance and Other Benefits
	Involuntary Without Cause or Voluntary Resignation With Good Reason Within One Year Following Change of Control		Involuntary Other Than For Cause or Voluntary Resignation With Good Reason at Any Other Time		Involuntary For Cause or Voluntary Resignation Without Good Reason	Change of Control (Irrespective of Whether Termination or Resignation Occurs)		Death or Disability	(8)
	12/31/2019		12/31/2019		12/31/2019	12/31/2019		12/31/2019
Cash Severance	$3,221,400	(1)	$1,610,700	(4)
Health Benefits	$60,985	(2)	$45,739	(5)
Long-Term Incentives
Gain on accelerated stock options	—		—		—	$3,170,334	(6)	$3,170,334	(6)
Value of accelerated restricted stock units	—		—		—	$5,573,168	(7)	$5,573,168	(7)
Total Long-Term Incentives	$—		$—		$—	$8,743,502		$8,743,502
TOTAL Value:	$3,282,385	(3)	$1,656,439		$—	$8,743,502		$8,743,502

(1) This amount reflects payment to Mr. Buckhout that would equal two times his (i) then-current base salary and (ii) then- effective target annual incentive compensation.
(2) This amount reflects payments to Mr. Buckhout that would equal the cost of the health insurance premiums necessary to allow Mr. Buckhout and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of two years following the date of termination.

(3) These amounts do not reflect a 20% excise tax under Section 4999 of the Internal Revenue Code that may apply depending upon the facts and circumstances in the event of a change of control. This estimate also does not reflect that payments are subject to being reduced in certain circumstances to avoid this tax.

(4) This amount reflects payment to Mr. Buckhout that would equal his (i) then-current base salary and (ii) his then-effective target annual incentive compensation.
(5) This amount reflects payments to Mr. Buckhout that would equal the cost of the health insurance premiums necessary to allow Mr. Buckhout and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of 18 months following the date of termination.

(6)  This amount reflects the incremental value to which Mr. Buckhout would be entitled due to the immediate vesting of all unvested stock options using the closing stock price of $46.24 on December 31, 2019.

(7) This amount reflects the incremental value to which Mr. Buckhout would be entitled due to the immediate vesting of all unvested RSUs including PSUs at Target and MSP RSUs using the closing stock price of $46.24 on December 31, 2019.

(8) "Disability" for this purpose means qualifying for receipt of long-term disability benefits under the Company’s long-term disability plan as in effect from time to time.

Chadi Chahine
Severance and Other Benefits

	Involuntary Without Cause or Voluntary Resignation With Good Reason Within One Year Following Change of Control		Involuntary Other Than For Cause or Voluntary Resignation With Good Reason at Any Other Time		Involuntary For Cause or Voluntary Resignation Without Good Reason	Change of Control (Irrespective of Whether Termination or Resignation Occurs)		Death or Disability	(8)
	12/31/2019		12/31/2019		12/31/2019	12/31/2019		12/31/2019
Cash Severance	$1,344,000	(1)	$420,000	(4)
Health Benefits	$40,411	(2)	$20,206	(5)
Long-Term Incentives
Gain on accelerated stock options	—		—		—	$101,195	(6)	$101,195	(6)
Value of accelerated restricted stock units	—		—		—	$717,737	(7)	$717,737	(7)
Total Long-Term Incentives	$—		$—		$—	$818,933		$818,933
TOTAL Value:	$1,384,411	(3)	$440,206		$—	$818,933		$818,933

(1) This amount reflects payment to Mr. Chahine that would equal two times his (i) then-current base salary and (ii) then-effective target annual incentive compensation.
(2) This amount reflects payments to Mr. Chahine that would equal the cost of the health insurance premiums necessary to allow Mr. Chahine and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of two years following the date of termination.

(3) These amounts do not reflect a 20% excise tax under Section 4999 of the Internal Revenue Code that may apply depending upon the facts and circumstances in the event of a change of control. This estimate also does not reflect that payments are subject to being reduced in certain circumstances to avoid this tax.

(4) This amount reflects payment to Mr. Chahine that would equal his (i) then-current base salary and (ii) then-effective target annual incentive compensation, to the extent that performance goals were met, prorated based on the date of resignation or termination (no proration in this example since the assumed date of termination is December 31, 2019). For 2019, no annual incentive was paid.

(5) This amount reflects payments to Mr. Chahine that would equal the cost of the health insurance premiums necessary to allow Mr. Chahine and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of one year following the date of termination.

(6)  This amount reflects the incremental value to which Mr. Chahine would be entitled due to the immediate vesting of all unvested stock options using the closing stock price of $46.24 on December 31, 2019.

(7) This amount reflects the incremental value to which Mr. Chahine would be entitled due to the immediate vesting of all unvested RSUs including PSUs at Target using the closing stock price of $46.24 on December 31, 2019.

(8) "Disability" for this purpose means qualifying for receipt of long-term disability benefits under the Company’s long-term disability plan as in effect from time to time.

Sumit Mehrotra
Severance and Other Benefits

	Involuntary Without Cause or Voluntary Resignation With Good Reason Within One Year Following Change of Control		Involuntary Other Than For Cause or Voluntary Resignation With Good Reason at Any Other Time		Involuntary For Cause or Voluntary Resignation Without Good Reason	Change of Control (Irrespective of Whether Termination or Resignation Occurs)		Death or Disability	(8)
	12/31/2019		12/31/2019		12/31/2019	12/31/2019		12/31/2019
Cash Severance	$1,280,000	(1)	$400,000	(4)
Health Benefits	$60,985	(2)	$30,492	(5)
Long-Term Incentives
Gain on accelerated stock options	—		—		—	$128,438	(6)	$128,438	(6)
Value of accelerated restricted stock units	—		—		—	$1,066,017	(7)	$1,066,017	(7)
Total Long-Term Incentives	$—		$—		$—	$1,194,455		$1,194,455
TOTAL Value:	$1,340,985	(3)	$430,492		$—	$1,194,455		$1,194,455

(1) This amount reflects payment to Mr. Mehrotra that would equal two times his (i) then-current base salary and (ii) then-effective target annual incentive compensation.
(2) This amount reflects payments to Mr. Mehrotra that would equal the cost of the health insurance premiums necessary to allow Mr. Mehrotra and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of two years following the date of termination.

(3) These amounts do not reflect a 20% excise tax under Section 4999 of the Internal Revenue Code that may apply depending upon the facts and circumstances in the event of a change of control. This estimate also does not reflect that payments are subject to being reduced in certain circumstances to avoid this tax.

(4) This amount reflects payment to Mr. Mehrotra that would equal his (i) then-current base salary and (ii) then-effective target annual incentive compensation, to the extent that performance goals were met, prorated based on the date of resignation or termination (no proration in this example since the assumed date of termination is December 31, 2019). For 2019, no annual incentive was paid.

(5) This amount reflects payments to Mr. Mehrotra that would equal the cost of the health insurance premiums necessary to allow Mr. Mehrotra and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of one year following the date of termination.

(6)  This amount reflects the incremental value to which Mr. Mehrotra would be entitled due to the immediate vesting of all unvested stock options using the closing stock price of $46.24 on December 31, 2019.

(7) This amount reflects the incremental value to which Mr. Mehrotra would be entitled due to the immediate vesting of all unvested RSUs including PSUs at Target and MSP RSUs using the closing stock price of $46.24 on December 31, 2019.

(8) "Disability" for this purpose means qualifying for receipt of long-term disability benefits under the Company’s long-term disability plan as in effect from time to time.

Lane Walker
Severance and Other Benefits

	Involuntary Without Cause or Voluntary Resignation With Good Reason Within One Year Following Change of Control		Involuntary Other Than For Cause or Voluntary Resignation With Good Reason at Any Other Time		Involuntary For Cause or Voluntary Resignation Without Good Reason	Change of Control (Irrespective of Whether Termination or Resignation Occurs)		Death or Disability	(8)
	12/31/2019		12/31/2019		12/31/2019	12/31/2019		12/31/2019
Cash Severance	$1,351,360	(1)	$422,300	(4)
Health Benefits	$60,985	(2)	$30,492	(5)
Long-Term Incentives
Gain on accelerated stock options	—		—		—	$79,897	(6)	$79,897	(6)
Value of accelerated restricted stock units	—		—		—	$666,688	(7)	$666,688	(7)
Total Long-Term Incentives	$—		$—		$—	$746,585		$746,585
TOTAL Value:	$1,412,345	(3)	$452,792		$—	$746,585		$746,585

(1) This amount reflects payment to Mr. Walker that would equal two times his (i) then-current base salary and (ii) then-effective target annual incentive compensation.
(2) This amount reflects payments to Mr. Walker that would equal the cost of the health insurance premiums necessary to allow Mr. Walker and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of two years following the date of termination.

(3) These amounts do not reflect a 20% excise tax under Section 4999 of the Internal Revenue Code that may apply depending upon the facts and circumstances in the event of a change of control. This estimate also does not reflect that payments are subject to being reduced in certain circumstances to avoid this tax.

(4) This amount reflects payment to Mr. Walker that would equal his (i) then-current base salary and (ii) then-effective target annual incentive compensation, to the extent that performance goals were met, prorated based on the date of resignation or termination (no proration in this example since the assumed date of termination is December 31, 2019). For 2019, no annual incentive was paid.

(5) This amount reflects payments to Mr. Walker that would be equal the cost of the health insurance premiums necessary to allow Mr. Walker and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of one year following the date of termination.

(6)  This amount reflects the incremental value to which Mr. Walker would be entitled due to the immediate vesting of all unvested stock options using the closing stock price of $46.24 on December 31, 2019.

(7) This amount reflects the incremental value to which Mr. Walker would be entitled due to the immediate vesting of all unvested RSUs using the closing stock price of $46.24 on December 31, 2019, less the applicable basis with respect to MSP RSUs.

(8) "Disability" for this purpose means qualifying for receipt of long-term disability benefits under the Company’s long-term disability plan as in effect from time to time.

Arjun Sharma
Severance and Other Benefits

	Involuntary Without Cause or Voluntary Resignation With Good Reason Within One Year Following Change of Control		Involuntary Other Than For Cause or Voluntary Resignation With Good Reason at Any Other Time		Involuntary For Cause or Voluntary Resignation Without Good Reason	Change of Control (Irrespective of Whether Termination or Resignation Occurs)		Death or Disability	(8)
	12/31/2019		12/31/2019		12/31/2019	12/31/2019		12/31/2019
Cash Severance	$918,004	(1)	$310,000	(4)
Health Benefits	$59,972	(2)	$29,986	(5)
Long-Term Incentives
Gain on accelerated stock options	—		—		—	199,341.5	(6)	199,341.5	(6)
Value of accelerated restricted stock units	—		—		—	$1,088,721	(7)	$1,088,721	(7)
Total Long-Term Incentives	$—		$—		$—	$1,288,062		$1,288,062
TOTAL Value:	$977,976	(3)	$339,986		$—	$1,288,062		$1,288,062

(1) This amount reflects payment to Mr. Sharma that would equal two times his (i) then-current base salary and (ii) the highest short-term incentive amount he received in any of the immediately preceding three years (excluding any sign-on bonus, retention bonus or any other special bonus).

(2) This amount reflects payments to Mr. Sharma that would equal the cost of the health insurance premiums necessary to allow Mr. Sharma and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of two years following the date of termination.

(3) These amounts do not reflect a 20% excise tax under Section 4999 of the Internal Revenue Code that may apply depending upon the facts and circumstances in the event of a change of control. This estimate also does not reflect that payments are subject to being reduced in certain circumstances to avoid this tax.

(4) This amount reflects payment to Mr. Sharma that would equal his (i) then-current base salary and (ii) then-effective target annual incentive compensation, to the extent that performance goals were met, prorated based on the date of resignation or termination (no proration in this example since the assumed date of termination is December 31, 2019). For 2019, no annual incentive was paid.

(5) This amount reflects payments to Mr. Sharma that would equal the cost of the health insurance premiums necessary to allow Mr. Sharma and any covered spouse and dependents to continue to receive health insurance coverage substantially similar to the coverage they received prior to the date of termination for a period of one year following the date of termination.

(6)  This amount reflects the incremental value to which Mr. Sharma would be entitled due to the immediate vesting of all unvested stock options using the closing stock price of $46.24 on December 31, 2019.

(7) This amount reflects the incremental value to which Mr. Sharma would be entitled due to the immediate vesting of all unvested RSUs including PSUs at Target and MSP RSUs using the closing stock price of $46.24 on December 31, 2019.

(8) "Disability" for this purpose means qualifying for receipt of long-term disability benefits under the Company’s long-term disability plan as in effect from time to time.

CEO PAY RATIO
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of our employees (excluding our CEO), the annual total compensation of our principal executive officer, Mr. Buckhout, and the ratio of these two amounts.
In 2019, we divested three businesses and one product line, Reliability Services business, Engineered Valves (Pibiviesse) business, Spence Engineering business, and Nicholson product line, which included a decrease of employee count by 445. Given the significant change in our employee population as a result of the divestitures and its likely impact, we have re-identified the median employee for the Fiscal Year 2019.  In doing so, we used the same methodologies and assumptions and selected December 31st as the date to use for identifying our median employee.  We use this date as it corresponds to the end of the fiscal year for which we have readily available information.

As of December 31, 2019, we employed 3,865 employees globally. We included all of our full-time employees (but not the CEO), part-time employees, and consultants (other than those whose pay was determined by a third party) in our analysis to identify the median employee.

We identified our median employee by ranking total compensation based on employees' base pay on December 31, 2019. Base pay is a reasonable alternative measure for us as our incentive and equity plans do not have broad participation across our employee population. Adjustments were made to annualize the compensation for full-time and part-time employees who were not employed for all of 2019. We did not apply any cost-of-living adjustments as part of the calculation.

Using this methodology, our median employee was determined to be a full-time employee. The annual compensation of our median employee was $54,126, calculated in accordance with the rules applicable to the Summary Compensation Table found on page 42 of this Proxy Statement. For 2019, the annual compensation of Mr. Buckhout was $3,408,846, which does not include an annual short-term incentive payment for 2019 based on Compensation Committee's discretion to not pay any amount under the Short-Term Incentive Plan to our NEOs as disclosed on page 36 of this Proxy Statement. Our estimate of the ratio of Mr. Buckhout’s annual total compensation to the median of the annual total compensation of all other employees is 63-to-1.
The SEC's rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies to apply certain exclusions and make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Given the different methodologies that various public companies will use to determine their estimates of pay ratio, including different methodologies, exclusions, estimates and assumptions allowed under SEC rules, and different employment and compensation practices among companies, the ratio reported above should not be used as a basis for comparison between CIRCOR and other companies.

DIRECTOR COMPENSATION

The form and amount of director compensation are reviewed periodically by the Nominating and Corporate Governance Committee, most recently in December 2019. The Nominating and Corporate Governance Committee reviews our data from the Peer Group Companies, which are outlined in the Compensation Discussion and Analysis section of this document, as prepared by Pearl Meyer and broad survey data concerning director compensation practices, levels, and trends for companies comparable to the Company in revenue, business, and complexity. It also considers the significant amount of time that our non-employee directors spend in fulfilling their duties to the Company as well as the required level of skill to serve on our Board. The Nominating and Corporate Governance Committee recommends changes, if any, to the Board for action. Employee directors do not receive separate compensation for service as directors.

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve as non-employee directors on the Board. For 2019, our non-employee directors received cash compensation as follows, on an annual basis, unless otherwise noted:

Annual Retainer (Board Member)	$75,000
Annual Retainer (Chairperson of the Board)	$190,000
Chairperson Fee (Audit Committee)	$20,000
Chairperson Fee (Compensation Committee)	$15,000
Chairperson Fee (Nominating and Corporate Governance Committee)	$10,000
Committee Membership Fee (per committee)	$5,000

This represents an increase in the annual retainer for non-employee directors from $60,000 in 2018 to $75,000 and an increase in the annual retainer for the Chairperson of the Board from $135,000 in 2018 to $190,000. These changes to non-employee director cash compensation were based on a study prepared by Pearl Meyer and approved by the Board in conjunction with the elimination of the non-employee directors' participation in the MSP program beginning in 2019.

For 2020, our non-employee directors will receive cash compensation for their annual retainer and committee memberships quarterly in arrears instead of annually as has been the practice in 2019 and prior years, and it will be pro-rated based on the date that the director joins the Board.

Annual Equity Grant

Our non-employee directors are also eligible to receive an annual equity grant under our Equity Incentive Plan. If a director joins the Board during the middle of the year, the annual equity grant is pro-rated based on the quarter in which the director joins the Board. In 2019, the targeted value of such grant was $105,000 with no changes in the targeted grant value for 2020. On March 4, 2019, each director received a grant of 3,123 RSUs which becomes vested and settles in shares of Common Stock on a one-for-one basis thirteen months from the date of grant, provided the non-employee director is still providing services on the Board. For each director, the number of RSUs was determined by dividing $105,000 by the closing price of our Common Stock on the trading day immediately preceding the award date, rounded up to the nearest whole share.

Stock Ownership Guidelines

The Company has adopted Stock Ownership Guidelines for non-employee directors to further align their interests with the interests of the stockholders. These guidelines establish an expectation that, within a five-year period, each director shall achieve and maintain an equity interest in the Company at least equal to 5 times such director's annual retainer fee. In calculating an individual's equity interest, credit is given for (i) the value of actual shares of Common Stock owned beneficially, (ii) the before-tax value of all vested stock options, and (iii) the before-tax value of all outstanding RSU awards (including those which the individual has received in lieu of other compensation. An annual review is conducted by our Nominating and Corporate Governance Committee to assess compliance with the guidelines. As of February 13, 2020, our directors met their applicable ownership guidelines, or were on track to achieve their ownership guidelines by the applicable target compliance date.

The table below summarizes the compensation paid by the Company to non-employee directors for Fiscal Year 2019.
2019 Director Compensation

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Samuel Chapin	80,000	105,026	185,026
David F. Dietz	190,000	105,026	295,026
Tina M. Donikowski	85,000	105,026	190,026
Helmuth Ludwig	—	195,054	195,054
John (Andy) O'Donnell	95,000	105,026	200,026
Peter M. Wilver	100,000	105,026	205,026

(1)
The amounts shown in this column reflect the fees paid in Fiscal Year 2019 for Board and committee service. In lieu of receiving cash compensation for Board and committee service, Dr. Ludwig received a one-time grant of 2,677 shares of Common Stock that vested immediately with a grant date fair value of $90,028. This grant date fair value approximated Dr. Ludwig's annual retainer and committee fees earned in 2019.

(2)
Reflects the grant date fair value of the annual equity grant made in Time RSUs to each of the directors in addition to a one-time RSU grant that vests immediately made to Dr. Ludwig in lieu of receiving cash compensation for Board and committee service. The Time RSU grants and the one-time RSU grant to Dr. Ludwig were made in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in footnote (4) of the "Summary Compensation Table" above. The grant date fair value of the Time RSUs and the one-time RSU to Dr. Ludwig were based on the Company's previous day closing stock price prior to the grant date of March 4, 2019.

All of the outstanding RSUs held by each non-employee director and issued in connection with the MSP as of December 31, 2019 were as follows: Mr. Chapin - 0, Mr. Dietz - 8,032, Ms. Donikowski - 1,051, Dr. Ludwig - 3,571, Mr. O'Donnell - 3,571, and Mr. Wilver - 1,273 MSP RSUs. The total number of Time RSUs held by each non-employee director as of December 31, 2019 were as follows: Mr. Chapin - 3,123, Mr. Dietz - 3,123, Ms. Donikowski - 3,123, Dr. Ludwig - 3,123, Mr. O'Donnell - 3,123, and Mr. Wilver - 3,123 Time RSUs.

Reimbursement for Training and Reasonable Related Travel

Each of our directors has a budget of up to $5,000 USD (plus travel costs) per year for relevant educational training. When possible, the board members are encouraged to share training opportunities with other boards that they serve on and to split the costs for such opportunities between those boards and the Company. Each of our non-employee directors are also reimbursed for reasonable travel and other expenses incurred in attending meetings.

COMMITTEE REPORTS

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for Fiscal Year 2019 with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board

John (Andy) O'Donnell
Tina M. Donikowski
Peter M. Wilver

Audit Committee Report
The Audit Committee has furnished the following report on Audit Committee matters:
The Audit Committee acts pursuant to a written charter pursuant to which the Audit Committee is primarily responsible for overseeing and monitoring the accounting, financial reporting, and internal controls practices of the Company and its subsidiaries. Its primary objective is to promote and preserve the integrity of the Company’s financial statements and the independence and performance of the Company’s independent auditors. The Audit Committee also oversees the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements.
It is important to note, however, that the role of the Audit Committee is one of oversight, and the Audit Committee relies, without independent verification, on the information provided to it and the representations made by management, the internal auditors, and the independent auditors. Management retains direct responsibility for the financial reporting process, the system of internal controls, and the system of disclosure controls and procedures.
In furtherance of its role, the Audit Committee regularly reviews the Company’s internal controls and areas of potential financial risk for the Company, such as environmental and litigation matters. The Committee annually reviews the Company’s income tax position, its insurance programs, and the performance of its independent auditors. The Audit Committee meets at least quarterly and reviews the Company’s interim financial results and earnings releases prior to their publication. The Audit Committee also reviews the Company’s periodic reports on Forms 10-Q and 10-K prior to their filing.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairperson when expediting of services is necessary. The independent auditors and management report annually to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed. All of the audit, audit-related, tax, and other services provided by PricewaterhouseCoopers LLP in Fiscal Year 2018 and Fiscal Year 2019 and related fees were approved in accordance with the Audit Committee’s policy.
The Audit Committee has reviewed and discussed the audited financial statements of the Company for Fiscal Year 2019 with management and it has discussed with PricewaterhouseCoopers LLP, the Company’s independent auditors for Fiscal Year 2019, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also has received and discussed the written disclosures and the letter from PricewaterhouseCoopers LLP, as required by the applicable requirements of the Public Company Accounting Oversight Board, regarding communications with the Audit Committee concerning its independence, and has discussed with PricewaterhouseCoopers LLP its independence. Based upon these materials and discussions, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for Fiscal Year 2019.
Submitted by the Audit Committee of the Board
Peter M. Wilver
Tina M. Donikowski
Helmuth Ludwig

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our Common Stock as of March 31, 2020, by:

•	all persons known by us to beneficially own more than 5% of our Common Stock;

•	each of our current directors;

•	our NEOs included in the Summary Compensation Table appearing in this Proxy Statement; and

•	all current directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 31, 2020 through the exercise of any stock option, RSU or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. As of March 31, 2020, a total of 19,953,599 shares of our Common Stock were outstanding.
Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent authority is shared by spouses under applicable law.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner (1)	Number (2)	Percent (2)
BlackRock, Inc. (3)	2,989,299	15.0%
Gabelli Entities (4)	2,335,663	11.7%
The Vanguard Group (5)	2,124,212	10.6%
T. Rowe Price Associates, Inc. (6)	1,747,282	8.8%
Dimensional Fund Advisors LP (7)	1,532,190	7.7%

Scott Buckhout	464,328	2.3%
Samuel R. Chapin	3,123	*
David F. Dietz	93,491	*
Chadi Chahine (8)	4,354	*
Arjun Sharma	48,201	*
Peter M. Wilver	24,599	*
John (Andy) O'Donnell	25,395	*
Sumit Mehrotra	22,931	*
Helmuth Ludwig	15,147	*
Tina M. Donikowski	6,474	*
Lane Walker	3,171	*
Jill D. Smith (9)	—	*
All current executive officers and directors as a group (eighteen) (10)	746,649	3.7%
* Less than 1%.

(1)
The address of each stockholder in the table is c/o CIRCOR International, Inc., 30 Corporate Drive, Suite 200, Burlington, MA 01803, except that the address of the Gabelli Entities (as defined in Footnote 4) is One Corporate Center, Rye, NY 10580; the address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055; the address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355; the address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202; the address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

(2)
The number of shares of Common Stock outstanding used in calculating the percentage for each listed person and the directors and executive officers as a group includes the number of shares of Common Stock underlying stock options, held by such person or group that are exercisable, and RSUs that vest within 60 days after February 28, 2020, but excludes shares of Common Stock underlying stock options or RSUs held by any other person. The amounts in the table include for the persons listed: 429,467 options for Mr. Buckhout; 3,123 RSUs for Mr. Chapin; 3,123 RSUs for Mr. Dietz; 30,791 options and 620 RSUs for Mr. Sharma; 3,123 RSUs for Mr. Wilver; 3,123 RSUs and 1,469 MSP RSUs for Mr. O’Donnell; and 15,517 options and 793 RSUs for Mr. Mehrotra; 3,123 for Dr. Ludwig; 3,123 RSUs for Ms. Donikowski; and 744 RSUs for Mr. Walker.

(3)
The information is based on an amended Schedule 13G filed with the SEC on February 4, 2020 on behalf of BlackRock, Inc. ("BlackRock"). According to the filing, BlackRock has sole dispositive power over 2,989,299 shares and sole voting power over 2,943,680 shares.

(4)
The information is based on an amended Schedule 13D filed with the SEC on March 25, 2020 on behalf of Mario J. Gabelli and various entities which Mr. Gabelli directly or indirectly controls or for which he acts as chief investment officer including, but not limited to, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company Investment Advisors, Inc., Teton Advisors, Inc., GGCP, Inc., GAMCO Investors, Inc., and Associated Capital Group, Inc. (collectively, the "Gabelli Entities"). According to the amended Schedule 13D, the Gabelli Entities engage in various aspects of the securities business, primarily as investment advisors to various institutional and individual clients, including registered investment companies and pension plans, and as general partners or the equivalent of various private investment partnerships or private funds and as a registered broker-dealer. Certain of the Gabelli Entities may also make investments for their own accounts. According to the amended Schedule 13D, Gabelli Funds, LLC, GAMCO Asset Management Inc., Gabelli & Company Investment Advisers, Inc. and Teton Advisors, Inc. beneficially owned 580,392, 1,500,108, 71,197 and 183,966 shares, respectively. Mr. Gabelli, GAMCO Investors, Inc., GGCP, Inc., and Associated Capital Group, Inc. are deemed to beneficially own the shares owned beneficially by each of the Gabelli Entities. Subject to certain limitations, each of the Gabelli Entities has sole dispositive and voting power, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, in the shares beneficially owned by such entity, except that (i) GAMCO Asset Management Inc. does not have the authority to vote 114,300 of the reported shares, (ii) Gabelli Funds, LLC has sole dispositive and voting power with respect to the shares of the Company held by the various funds so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the proxy voting committee of each such fund shall respectively vote that fund’s shares, (iii) at any time, the proxy voting committee of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Mr. Gabelli, Associated Capital Group, Inc., GAMCO Investors, Inc., and GGCP, Inc. is indirect with respect to shares beneficially owned directly by other Gabelli Entities.

(5)
The information is based on an amended Schedule 13G filed with the SEC on February 12, 2020 on behalf of The Vanguard Group. According to the filing, The Vanguard Group has sole dispositive power over 2,101,008 shares, shared dispositive power over 23,204 shares, sole voting power over 18,721 shares and shared voting power over 6,801 shares.

(6)
This information is based on an amended Schedule 13G filed with the SEC on February 14, 2020 on behalf of T. Rowe Price Associates, Inc. ("Price Associates") and T. Rowe Price Small-Cap Value Fund, Inc. ("T. Rowe Small Cap"). According to the filing, Price Associates has sole dispositive over 1,747,282 shares and sole voting power over 530,780 shares. T. Rowe Small Cap has sole voting power over 1,216,502 shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as an investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to securities owned by any one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (the "T. Rowe Price Funds"), only the custodian for each of such T. Rowe Price Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such T. Rowe Price Fund participate proportionately in any dividends and distributions so paid.

(7)
This information is based on an amended Schedule 13G filed with the SEC on February 12, 2020 on behalf of Dimensional Fund Advisors LP. According to the filing, Dimensional Fund Advisors LP has sole dispositive power over 1,532,190 shares and sole voting power over 1,476,575 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, "Dimensional") may possess voting and/or investment power over the shares of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all shares reported are owned by the Funds. Dimensional disclaims beneficial ownership of such shares.

(8)	Mr. Chahine served as Senior Vice President, Chief Financial Officer from January 2, 2019 to March 17, 2020.
(9)	Jill D. Smith joined the Board of Directors on January 15, 2020.
(10)
Includes 504,381 shares of Common Stock issuable upon the exercise of outstanding stock options that will be exercisable within 60 days after March 31, 2020 and 24,903 shares of Common Stock issuable within 60 days after March 31, 2020 on account of RSUs and MSP RSUs that will have vested.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with provisions of Section 14A of the Exchange Act, we are providing the Company's stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our NEOs for Fiscal Year 2019, which is described in the Compensation Discussion and Analysis section of this Proxy Statement.
As described in the Compensation Discussion and Analysis section, our executive compensation program is designed to (i) attract and retain qualified executives by offering compensation and benefits (including retirement benefits) that are competitive with industry peers and (ii) motivate executives to achieve results that improve long-term organizational value by aligning executives' interests with those of our stockholders. To align executive compensation with the interests of our stockholders, an important portion of compensation for our NEOs is "at risk," or contingent upon the successful achievement of annual as well as long-term strategic corporate goals that we believe will drive stockholder value. Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its objectives.
We currently hold our advisory vote to approve the compensation of our NEOs ("Say-on-Pay vote") annually. This vote is only advisory and will not be binding upon the Company or the Board. The Board, however, values constructive dialogue on executive compensation and other important governance topics with the Company's stockholders and encourages all stockholders to vote their shares on this matter. The Company’s stockholders will have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every six years. The next advisory vote on the frequency of the Say-on-Pay vote will occur no later than our 2023 annual meeting of stockholders.
Our Board recommends that our stockholders approve the compensation of our NEOs as disclosed in this Proxy Statement by voting in favor of the following resolution:
"RESOLVED, that the stockholders of CIRCOR International, Inc. (the "Company") approve, on an advisory basis, the compensation paid to the Company's NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement for the 2020 Annual Meeting of Stockholders."
Board Recommendation
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE OVERALL COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS BY VOTING "FOR" THIS RESOLUTION.

Impact of, and Response to, a Vote against Proposal 4
While this vote is required by law, it will neither be binding on the Company or the Board, nor will it overrule any decision by the Company or the Board, create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, our Compensation Committee and Board value the opinions expressed by our stockholders in their vote on this Proposal 4 and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Vote Required for Approval; Effect of Abstentions and Broker Non-Votes
A quorum being present, the affirmative vote of a majority of the votes cast at the Annual Meeting is necessary to approve this resolution. Abstentions and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority for this Proposal 4 by reducing the total number of shares from which the majority is calculated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES

PricewaterhouseCoopers LLP (“PwC”) served as the Company’s independent auditors for Fiscal Year 2019 and has served in this capacity for each of the five (5) fiscal years ended December 31, 2019. During the five (5) fiscal years ended December 31, 2019, there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

The Audit Committee has not selected independent auditors for the fiscal year ending December 31, 2020 because it is currently engaged in a competitive proposal process to make such selection and, as such, does not propose that the Company’s stockholders ratify the selection of any independent auditors for the fiscal year ending December 31, 2020 at the Annual Meeting. We believe that our process reflects good corporate governance and is not due to a disagreement with PwC on any matter related to its audit, PwC declining to stand for re-appointment or the existence of reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. [PwC is included in the proposal process and the Audit Committee expects to complete its review by [date]]. In future years, the Audit Committee intends to submit to our stockholders proposals in our proxy statement regarding the ratification of the selection of the Company’s independent auditors.

We have provided PwC with an opportunity to make a statement if they desire to do so.

Ratification of the selection of the Company’s independent auditors by stockholders is not required by our Amended and Restated By-Laws or otherwise. Should the Company’s stockholders not ratify the selection of the Company’s independent auditors in future years, the Audit Committee will consider the votes and the reasons therefor in future decisions on the selection of independent auditors. Even if such selections are ratified by stockholders, the Audit Committee in its discretion may select a different independent auditor at any time during such years if it determines that such a change would be in the best interests of the Company and its stockholders.

Auditor Fees ($ in Thousands)

Fiscal Year	2019	2018
Audit Fees (1)	$7,417	$5,686
Audit Related Fees (2)	—	132
Tax Fees (3)	—	18
All Other Fees (4)	5	5
Total	$7,422	$5,841

(1)
For the professional services rendered for the audit of the Company’s annual financial statements, for review of the financial statements included in the Company’s quarterly reports of Form 10-Q for that year, for conducting of the independent auditor’s obligations relative to attestation of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002, and performing local statutory audits.

(2)
Represents fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported under "Audit Fees". These services relate to consultations concerning financial accounting and reporting standards.

(3)	The tax services performed in 2018 consisted of advice relating to acquisition due diligence and various international tax compliance matters.

(4)	All other fees consisted of fees for an accounting research tool and disclosure checklist software.

EXPENSES OF SOLICITATION
The Company will pay the entire expense of soliciting proxies on behalf of the Board for the Annual Meeting. In addition to solicitations by mail and via the Internet, certain directors, officers and employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by mail, telephone, email or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.
The Company has engaged MacKenzie Partners, Inc. ("MacKenzie") to solicit proxies from stockholders in connection with the Annual Meeting. MacKenzie expects that approximately [ ] of its employees will assist in the solicitation of proxies. The Company will pay MacKenzie a fee not to exceed $[ ] plus costs and expenses. In addition, MacKenzie Partners, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.
The Company estimates that its additional out-of-pocket expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest will be $[ ] in the aggregate, of which approximately $[ ] has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain MacKenzie as the Company's proxy solicitor, as discussed above, fees of outside counsel, and fees of public relation advisors to advise the Company in connection with a possible contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of elections.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR
ANNUAL MEETING IN 2021
Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in 2021 must be received by the Company on or before _________________in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.
In addition, a stockholder who wishes to present a proposal or director nomination at the annual meeting of stockholders to be held in 2021 must deliver the proposal or nomination to the Company so that it is received not earlier than [ ] and not later than [ ] to be considered at that annual meeting. The Company's By Laws provide that any stockholder of record wishing to have a stockholder proposal or director nomination considered at an annual meeting must provide written notice of such proposal, or nomination of a director for election, and appropriate supporting documentation, as set forth in the By Laws, to the Company at its principal executive office not less than ninety days nor more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than thirty days before such anniversary date or more than sixty days after such anniversary date, notice must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day after the date of public disclosure of the date of such meeting is first made. Proxies solicited by the Board will confer discretionary voting authority with respect to stockholder proposals, subject to SEC rules governing the exercise of this authority.
Any stockholder proposals should be mailed to: Secretary, CIRCOR International, Inc., 30 Corporate Drive, Suite 200, Burlington, MA 01803.

"HOUSEHOLDING" OF ANNUAL MEETING MATERIALS
The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more security holders sharing the same address by delivering a single paper copy of the proxy statement and annual report addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies. This year, a number of brokers with account holders who are the Company's stockholders will be "householding" proxy materials. A single paper copy of the proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. If, at any time, a stockholder no longer wishes to participate in "householding" and would prefer to receive a separate proxy statement, and/or annual report, please notify the broker. Upon written request to the Company's Secretary at the Company's corporate headquarters at 30 Corporate Drive, Suite 200, Burlington, MA 01803 or via telephone at (781) 270-1200, the Company will promptly deliver a separate copy of the proxy statement and/or annual report. Stockholders who share the same address, and currently receive multiple copies of the proxy statement and/or annual report and would like to request "householding" of such information should contact their broker or the Company.

OTHER MATTERS

The Board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, AND TO FACILITATE TIMELY RECEIPT OF YOUR VOTE GIVEN THE POTENTIAL IMPACT OF COVID-19, PLEASE VOTE AS SOON AS POSSIBLE. YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY CARD IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR BY TELEPHONE AS DESCRIBED IN THIS PROXY STATEMENT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER YOU ATTEND THE ANNUAL MEETING IN PERSON. VOTING NOW WILL NOT LIMIT YOUR RIGHT TO CHANGE YOUR VOTE OR TO ATTEND THE ANNUAL MEETING; IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT SUCH TIME. ONLY THE LATEST VALIDLY EXECUTED PROXY THAT YOU TIMELY SUBMIT WILL BE COUNTED. IF YOUR SHARES ARE HELD IN THE NAME OF THE BROKER, BANK OR OTHER HOLDER OF RECORD, FOLLOW THE VOTING INSTRUCTIONS YOU RECEIVED FROM THE HOLDER OF RECORD IN ORDER TO VOTE YOUR SHARES.

Annual Meeting of CIRCOR International, Inc.
[ ], 2020
12:00 PM Local Time
at
CIRCOR International, Inc.
30 Corporate Drive, Suite 200
Burlington, MA 01803

Directions to CIRCOR International, Inc.

From Boston Logan International Airport:

•	Take MA-1A SOUTH to I-93 NORTH to I-95/Route 128 SOUTH. Take Exit 33B at MA-3A NORTH/Cambridge Street in Burlington. Turn right onto Corporate Drive.

EXHIBIT A
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION OF CIRCOR INTERNATIONAL, INC.

Note: The Certificate of Amendment will amend Article VI, Sections 3, 4 and 5 of the Company’s Certificate of Incorporation. If both Proposal 1 and Proposal 2 are approved by the stockholders, the amendment will take the form provided in Exhibit A.1. If only Proposal 1, but not Proposal 2, is approved, the amendment will take the form provided in Exhibit A.2. If Proposal 2, but not Proposal 1, is approved, the amendment will take the form provided in Exhibit A.3. In each of these exhibits, new language is indicated by bolded underlined text, and deletions are indicated by strikethroughs.

Exhibit A.1

3. Terms of Directors. The number of Directors of the Corporation shall be fixed solely by resolution duly adopted from time to time by the Board of Directors. ~~The~~ Commencing with the election of Directors at the annual meeting of stockholders to be held in 2020, the Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock of the Corporation, shall be classified, with respect to the term for which they severally hold office, into ~~three classes, as nearly equal in number as possible. The initial Class I Director of the Corporation shall be David F. Dietz; the initial~~two classes, Class I and Class II, with the Class I Directors consisting of those Directors whose terms expire at the annual meeting of stockholders to be held in 2021 and the Class II Directors ~~of the Corporation shall be Dewain K. Cross and Daniel J. Murphy III; and the initial Class III Directors of the Corporation shall be David A. Blass, Sr. and Timothy P. Horne. The initial Class I Director shall serve for~~consisting of those Directors whose terms expire at the annual meeting of stockholders to be held in 2022. The successors of the Directors whose terms expire at the annual meeting of stockholders to be held in 2020 shall be elected to Class I with a term expiring at the annual meeting of stockholders to be held in ~~2000, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2001, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2002. At each annual meeting of stockholders, the successor or successors of the class of Directors whose term expires at that meeting shall be elected by a plurality of the votes cast at such meeting and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The Directors elected to each class~~2021.
Commencing with the election of Directors at the annual meeting of stockholders to be held in 2021, there shall be a single class of Directors, Class I, with all Directors of such class having a term that expires at the annual meeting of stockholders to be held in 2022. The successors of the Directors who, immediately prior to the annual meeting of stockholders to be held in 2021, were members of Class I (and whose terms expire at the annual meeting of stockholders to be held in 2021) shall be elected to Class I for a term that expires at the annual meeting of stockholders to be held in 2022, and the Directors who, immediately prior to the annual meeting of stockholders to be held in 2021, were members of Class II and whose terms were scheduled to expire at the annual meeting of stockholders to be held in 2022 shall become Class I Directors with a term expiring at the annual meeting of stockholders to be held in 2022.
From and after the election of Directors at the annual meeting of stockholders to be held in 2022, the Board of Directors shall cease to be classified, and the Directors elected at the annual meeting of stockholders to be held in 2022 (and each annual meeting of stockholders thereafter) shall be elected for terms expiring at the next succeeding annual meeting of stockholders.
Commencing with the election of Directors at the annual meeting of stockholders to be held in 2021, except in a contested election, any election of Directors by stockholders shall be determined by a majority of the votes cast at such meeting in favor of the nominee. In a contested election, a Director shall be elected by a plurality of the votes cast at such meeting. A contested election shall be one in which there are more nominees than positions on the Board of Directors to be filled at the meeting as of the fifth (5th) day prior to the date on which the Corporation files its definitive proxy statement with the Securities and Exchange Commission. Any subsequent amendment or supplement of the definitive proxy statement shall not affect the status of the election.
Each Director shall hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Amended and Restated Certificate of Incorporation, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation and any certificate of designations applicable thereto, except that such Directors so elected shall not be divided into classes pursuant to this Article VI.3.
4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies ~~in~~on the Board of Directors relating thereto, any and all vacancies ~~in~~on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum ~~of~~. For so long as the Board of Directors~~. Any~~ is classified, any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal; thereafter, any Director appointed in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders and until such Director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, for so long as the Board of Directors is classified, when the number of Directors is increased or decreased, the Board of Directors shall determine the ~~class-or~~class or classes to which the increased or decreased number of Directors shall be apportioned~~; provided, however, that no~~. No decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy ~~in~~on the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.
5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, for so long as the Board of Directors is classified, any Director (including persons elected by Directors to fill vacancies ~~in~~on the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of two-thirds of the shares then entitled to vote at an election of directors; thereafter, the directors of the Corporation may be removed from office with or without cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. At least 30 days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal shall be sent to the Director whose removal ~~will~~shall be considered at the meeting.

Exhibit A.2

3. Terms of Directors. The number of Directors of the Corporation shall be fixed solely by resolution duly adopted from time to time by the Board of Directors. The Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock of the Corporation, shall be classified, with respect to the term for which they severally hold office, into three classes, as nearly equal in number as possible. The initial Class I Director of the Corporation shall be David F. Dietz; the initial Class II Directors of the Corporation shall be Dewain K. Cross and Daniel J. Murphy III; and the initial Class III Directors of the Corporation shall be David A. Blass, Sr. and Timothy P. Horne. The initial Class I Director shall serve for a term expiring at the annual meeting of stockholders to be held in 2000, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2001, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2002. ~~At each annual meeting of stockholders, the successor or successors of the class of Directors whose term expires at that meeting shall be elected by a plurality of the votes cast at such meeting and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.~~ The Directors elected to each class shall hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal.
Commencing with the election of Directors at the annual meeting of stockholders to be held in 2021, except in a contested election, any election of Directors by stockholders shall be determined by a majority of the votes cast at such meeting in favor of the nominee. In a contested election, a Director shall be elected by a plurality of the votes cast at such meeting. A contested election shall be one in which there are more nominees than positions on the Board of Directors to be filled at the meeting as of the fifth (5th) day prior to the date on which the

Corporation files its definitive proxy statement with the Securities and Exchange Commission. Any subsequent amendment or supplement of the definitive proxy statement shall not affect the status of the election.
Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Amended and Restated Certificate of Incorporation, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation and any certificate of designations applicable thereto, except that such Directors so elected shall not be divided into classes pursuant to this Article VI.3.
4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies ~~in~~on the Board of Directors relating thereto, any and all vacancies ~~in~~on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, when the number of Directors is increased or decreased, the Board of Directors shall determine the ~~class-or~~class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy ~~in~~on the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.
5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies ~~in~~on the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of two-thirds of the shares then entitled to vote at an election of directors. At least 30 days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal shall be sent to the Director whose removal ~~will~~shall be considered at the meeting.

Exhibit A.3

3. Terms of Directors. The number of Directors of the Corporation shall be fixed solely by resolution duly adopted from time to time by the Board of Directors. ~~The~~ Commencing with the election of Directors at the annual meeting of stockholders to be held in 2020, the Directors, other than those who may be elected by the holders of any series of Undesignated Preferred Stock of the Corporation, shall be classified, with respect to the term for which they severally hold office, into ~~three classes, as nearly equal in number as possible. The initial Class I Director of the Corporation shall be David F. Dietz; the initial~~two classes, Class I and Class II, with the Class I Directors consisting of those Directors whose terms expire at the annual meeting of stockholders to be held in 2021 and the Class II Directors ~~of the Corporation shall be Dewain K. Cross and Daniel J. Murphy III; and the initial Class III Directors of the Corporation shall be David A. Blass, Sr. and Timothy P. Horne. The initial Class I Director shall serve for~~ consisting of those Directors whose terms expire at the annual meeting of stockholders to be held in 2022. The successors of the Directors whose terms expire at the annual meeting of stockholders to be held in 2020 shall be elected to Class I with a term expiring at the annual meeting of stockholders to be held in ~~2000, the initial Class II Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2001, and the initial Class III Directors shall serve for a term expiring at the annual meeting of stockholders to be held in 2002.~~2021.
Commencing with the election of Directors at the annual meeting of stockholders to be held in 2021, there shall be a single class of Directors, Class I, with all Directors of such class having a term that expires at the annual meeting of stockholders to be held in 2022. The successors of the Directors who, immediately prior to the annual meeting of stockholders to be held in 2021, were members of Class I (and whose terms expire at the annual meeting of stockholders to be held in 2021) shall be elected to Class I for a term that expires at the annual meeting of stockholders to be held in 2022, and the Directors who, immediately prior to the annual meeting of stockholders to be held in 2021, were members of Class II and whose terms were scheduled to expire at the annual meeting of stockholders to be held in 2022 shall become Class I Directors with a term expiring at the annual meeting of stockholders to be held in 2022.
From and after the election of Directors at the annual meeting of stockholders to be held in 2022, the Board of Directors shall cease to be classified, and the Directors elected at the annual meeting of stockholders to be held in 2022 (and each annual meeting of stockholders thereafter) shall be elected for terms expiring at the next succeeding annual meeting of stockholders.
At each annual meeting of stockholders, the successor or successors of the class of Directors whose term expires at that meeting shall be elected by a plurality of the votes cast at such meeting and shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. ~~The Directors elected to each class~~Each Director shall hold office until their successors are duly elected and qualified or until their earlier death, resignation or removal.
Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Amended and Restated Certificate of Incorporation, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation and any certificate of designations applicable thereto, except that such Directors so elected shall not be divided into classes pursuant to this Article VI.3.
4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies ~~in~~on the Board of Directors relating thereto, any and all vacancies ~~in~~on the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum ~~of~~. For so long as the Board of Directors~~. Any~~ is classified, any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal; thereafter, any Director appointed in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders and until such Director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors, for so long as the Board of Directors is classified, when the number of Directors is increased or decreased, the Board of Directors shall determine the ~~class-or~~class or classes to which the increased or decreased number of Directors shall be apportioned~~; provided, however, that no~~. No decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a vacancy ~~in~~on the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.
5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, for so long as the Board of Directors is classified, any Director (including persons elected by Directors to fill vacancies ~~in~~on the Board of Directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of two-thirds of the shares then entitled to vote at an election of directors; thereafter, the directors of the Corporation may be removed from office with or without cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors. At least 30 days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal shall be sent to the Director whose removal ~~will~~shall be considered at the meeting.

EXHIBIT B
SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

CIRCOR International, Inc. (“CIRCOR”) is referred to in this Exhibit B as “we,” “us,” “our,” and the “company.”

The following tables (“Directors and Nominees” and “Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers and employees who, under the rules of the Securities and Exchange Commission, are considered to be “participants” in our solicitation of proxies from our shareholders in connection with our 2020 Annual Meeting of Shareholders.

Directors and Nominees

The principal occupations of our directors and nominees who are considered “participants” in our solicitation are set forth under the section above titled “Election of Directors (Proposal #1)” of the Proxy Statement for our 2020 Annual Meeting of Shareholders (the “Proxy Statement”). The name and business addresses, and address of the organization of employment, of our directors and nominees are as follows:

Name	Business Address	Address of Organization of Employment
David F. Dietz	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Samuel R. Chapin	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Tina M. Donikowski	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Helmuth Ludwig	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Jill D. Smith	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Peter M. Wilver	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
John (Andy) O’Donnell	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803
Scott Buckhout	c/o CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803	CIRCOR International, Inc. 30 Corporate Drive, Suite 200 Burlington, MA 01803

Officers and Employees

The principal occupations of our executive officers and employees who are considered “participants” in our solicitation of proxies are set forth below. The principal occupation refers to such person’s position with CIRCOR International, Inc., and the business address for each person is CIRCOR International, Inc., 30 Corporate Drive, Suite 200, Burlington, MA 01803.

Name	Principal Occupation
Scott Buckhout	President and Chief Executive Officer, and Director
Chadi Chahine	Senior Vice President and Chief Financial Officer
Andrew Farnsworth	Senior Vice President and Chief Human Resources Officer
David F. Mullen	Senior Vice President, FP&A, Finance and IR
Gregory C. Bowen	Senior Vice President, Corporate Controller
Tanya Dawkins	Vice President, Corporate Treasurer
Kevin Chapman	General Counsel (Interim), Chief Counsel, Industrial Group

Information Regarding Ownership of CIRCOR International, Inc. Securities by Participants

The number of shares of our common stock held by our directors and named executive officers as of [             ], 2020 is set forth under the “Security Ownership of Certain Beneficial Owners and Management” section of the Proxy Statement.

The number of shares of common stock held by our other employees and officers who are considered “participants” in our solicitation of proxies are set forth in the below table, including the number of securities beneficially owned by such employees and officers as of February 28, 2020 for which beneficial ownership can be acquired within 60 days of such date.

The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after February 28, 2020 through the exercise of any stock option, restricted stock unit or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. As of February 28, 2020, a total of 19,920,230 shares of our Common Stock were outstanding.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner (1)	Number (2)	Percent (2)
Chadi Chahine	4,354	*	%
Andrew Farnsworth	14,710	*	%
David F. Mullen	12,179	*	%
Gregory C. Bowen	0	*	%
Tanya Dawkins	3,895	*	%
Kevin Chapman	1,083	*	%

All current executive officers and directors as a group (twelve)	721,983	3.6%

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent authority is shared by spouses under applicable law.

(1)	The address of each stockholder in the table is c/o CIRCOR International, Inc., 30 Corporate Drive, Suite 200, Burlington, MA 01803.

(2)
The number of shares of Common Stock outstanding used in calculating the percentage for each listed person and the directors and executive officers as a group includes the number of shares of Common Stock underlying stock options, held by such person or group that are exercisable or convertible, and RSUs that vest within 60 days after February 28, 2018, but excludes shares of Common Stock underlying stock options or RSUs held by any other person. The amounts in the table include for the persons listed: 2,675 for Mr. Chahine; 2,948 for Mr. Farnsworth; 1,593 for Mr. Mullen; 0 for Mr. Bowen; and 1,908 for Ms. Dawkins.

Shares of our common stock owned of record by each of our directors, named executive officers and other participants are beneficially owned by such person.

Shares of Common Stock Purchased or Sold

The following table sets forth information regarding purchases and sales of the company's securities by each Participant during the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	# of Shares	Description		Security
Dietz David F.	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs(Restricted Stock Units)
	2/27/2020	(3304)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs(Restricted Stock Units)
	2/27/2020	3304	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	4/5/2019	(1995)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	1995	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2019	(5182)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	5182	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/27/2018	(1394)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/27/2018	1394	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2018	1995	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	4728	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2018	(3887)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2018	3887	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/23/2017	(2186)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/23/2017	2186	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	(2608)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	3/3/2017	(350)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/3/2017	2608	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	350	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2017	1394	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	3304	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Chapin Samuel R.	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Donikowski Tina	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	4/5/2019	(1995)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	1995	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	6/15/2018	(1356)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	6/15/2018	1356	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2018	1995	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	1051	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	5/15/2017	1356	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Ludwig Helmuth	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2020	(1469)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	1469	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	4/5/2019	(1995)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	1995	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/4/2019	2677	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	2677	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	(2303)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	2/23/2019	2303	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/27/2018	(1394)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/27/2018	1394	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2018	1995	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	2102	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/23/2017	(2186)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/23/2017	2186	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2017	1394	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	1469	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Wilver Peter M.	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2020	(1273)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	1273	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	4/5/2019	(1995)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	1995	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2019	(1497)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	1497	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/27/2018	(1394)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/27/2018	1394	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2018	1995	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2018	(1728)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2018	1728	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/23/2017	(2186)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/23/2017	2186	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	3/3/2017	(350)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/3/2017	350	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2017	1394	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	1273	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
O’Donnell John A.	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2020	(1469)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	1469	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	4/5/2019	(1,995)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	1995	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/4/2019	3123	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2019	(2303)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	2303	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/27/2018	(1394)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/27/2018	1394	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2018	1995	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	2102	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/23/2018	(1728)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2018	1728	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/23/2017	(2186)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/23/2017	2186	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	(1043)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	(350)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/3/2017	1043	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	3/3/2017	350	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2017	1394	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	1469	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Smith Jill D	3/27/2020	5044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Bowen Greg	3/27/2020	4,563	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	1,105	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Buckhout Scott A.	3/27/2020	68445	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	30020	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2020	(2303)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	(1336)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	(6989)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	6989	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(2978)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	2303	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(1022)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	1336	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(593)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/4/2019	19486	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	116133	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/23/2019	(249)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	249	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	2/23/2019	(112)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/5/2018	7301	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	98775	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/23/2018	(13033)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2018	13033	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2018	(5600)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/3/2017	(10880)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	10880	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/3/2017	(3361)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2017	6989	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	55788	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Chahine Chadi	2/27/2020	(185)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs(Restricted Stock Units)
	2/27/2020	185	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(53)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/2/2020	(2348)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/2/2020	2348	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/2/2020	(801)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/4/2019	2826	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	6978	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	3/4/2019	8025	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	1/2/2019	7044	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)

Andrew Clyde Farnsworth	3/27/2020	6006	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	4756	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2020	(294)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/5/2020	294	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2020	(102)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	(355)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	(160)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	(98)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	355	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(106)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	160	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(56)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	98	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(34)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	7/11/2019	(240)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	7/11/2019	240	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	7/11/2019	(71)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	4/5/2019	(294)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	4/5/2019	294	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

	4/5/2019	(87)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/4/2019	1488	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	1234	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	4224	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/23/2019	(252)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	252	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2019	(75)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	6/11/2018	720	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	6/10/2018	(436)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	6/10/2018	436	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	6/10/2018	(126)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/5/2018	882	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	375	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	2556	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	6/10/2017	(436)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	6/10/2017	436	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	6/10/2017	(142)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2017	355	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	3876	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Mullen David F.	3/27/2020	5766	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	3603	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/6/2020	(830)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/5/2020	830	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

3/5/2020	(288)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/5/2020	(290)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
3/5/2020	290	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
3/5/2020	(101)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
7/11/2019	(240)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
7/11/2019	240	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
7/11/2019	(71)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
4/5/2019	(830)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
4/5/2019	830	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
4/5/2019	(245)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/4/2019	3153	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
2/27/2019	(290)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/27/2019	290	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/27/2019	(101)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
2/23/2019	(24)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2019	(489)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/23/2019	24	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2019	(8)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
2/23/2019	489	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

2/23/2019	(170)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
9/8/2018	(149)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
9/8/2018	149	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
9/8/2018	(44)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
6/11/2018	720	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
4/30/2018	(213)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
4/30/2018	213	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
4/30/2018	(61)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/27/2018	(290)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
3/27/2018	290	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
3/27/2018	(86)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/5/2018	2490	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
2/23/2018	(489)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/23/2018	489	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2018	(170)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
9/8/2017	(149)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
9/8/2017	149	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
9/8/2017	(49)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
4/30/2017	(213)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)

	4/30/2017	213	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	4/30/2017	(68)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	3/23/2017	(489)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/23/2017	489	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/23/2017	(167)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2017	870	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	2739	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
Bowen Gregory	3/27/2020	4563	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	1105	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	11/18/2019	585	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
Dawkins Tanya	3/27/2020	4563	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	2403	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2020	(118)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/5/2020	118	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2020	(41)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	(69)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	(263)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/27/2020	263	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/27/2020	(79)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	2/27/2020	69	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock

2/27/2020	(24)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
4/26/2019	(245)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
4/26/2019	245	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
4/26/2019	(86)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
4/5/2019	(118)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
4/5/2019	118	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
4/5/2019	(41)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/4/2019	1488	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
3/4/2019	537	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
2/27/2019	(69)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/27/2019	69	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/27/2019	(24)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
2/23/2019	(86)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/23/2019	(7)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2019	86	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2019	(30)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
2/23/2019	7	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2019	(3)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
9/8/2018	(75)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)

9/8/2018	75	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
9/8/2018	(22)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/27/2018	(69)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
3/27/2018	69	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
3/27/2018	(24)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/26/2018	735	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
3/5/2018	354	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
3/5/2018	143	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
2/23/2018	(49)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/23/2018	(86)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
2/23/2018	49	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2018	86	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
2/23/2018	(18)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
2/23/2018	(30)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
9/8/2017	(75)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
9/8/2017	75	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
9/8/2017	(24)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
3/23/2017	(86)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
3/23/2017	86	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
3/23/2017	(33)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock

	2/27/2017	207	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	263	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	2/27/2017	648	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	Warrants/Options
	2/23/2017	(49)	Disposition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	2/23/2017	49	Acquisition -	Exercise or conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	2/23/2017	(19)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
Chapman Kevin	3/27/2020	2403	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/24/2020	1922	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	12/11/2017	393	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2018	588	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	11/8/2018	669	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/4/2019	1,488	Acquisition -	Grant, award or other acquisition pursuant to Rule 16b-3(d)	RSUs (Restricted Stock Units)
	3/5/2020	(196)	Disposition -	Exercise or Conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	3/5/2020	196	Acquisition -	Exercise of conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	3/5/2020	(69)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt of, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	12/11/2019	(131)	Disposition -	Exercise or Conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	12/11/2019	131	Acquisition -	Exercise of conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	12/11/2019	(39)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt of, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
	12/8/2019	(223)	Disposition -	Exercise or Conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
	12/8/2019	223	Acquisition -	Exercise of conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
	12/8/2019	(67)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt of, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock

4/5/2019	(196)	Disposition -	Exercise or Conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
4/5/2019	196	Acquisition -	Exercise of conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
4/5/2019	(69)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt of, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock
1/11/2019	(131)	Disposition -	Exercise or Conversion of derivative security exempted pursuant to Rule 16b-3	RSUs (Restricted Stock Units)
1/11/2019	131	Acquisition -	Exercise of conversion of derivative security exempted pursuant to Rule 16b-3	Common Stock
1/11/2019	(46)	Disposition -	Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt of, exercise or vesting of a security issued in accordance with Rule 16b-3	Common Stock

Miscellaneous Information Concerning Participants

Other than as set forth in this Exhibit B or the Proxy Statement, none of the participants or their associates (i) beneficially owns, directly or indirectly, any shares or other securities of CIRCOR International, Inc. or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting other than, with respect to each director nominee, such nominee’s interest in election to our Board. In addition, neither we nor any of the participants listed above has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Other than as set forth in this Exhibit B or the Proxy Statement, neither we nor any of the participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

None of the participants listed has been convicted in a criminal proceeding within the past ten (10) years.

EXHIBIT C

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE MEASURES
(Dollars in Millions, except per share amounts)
UNAUDITED

Reconciliation of GAAP Revenue to Achievement Revenue
	GAAP Revenue	Fx (a)	Other (b)	Achieved
Energy	$241.0	$1.5	$73.3	$315.8
A&D	272.6	2.4	—	275.1
Industrial	450.7	13.6	(2.9)	461.4
Total	$964.3

Reconciliation of GAAP Segment Margin to Achievement Margin
	GAAP Segment Operating Margin	Fx (a)	Other (c)	Achieved
Energy	12.6%	0.1%	(11.0)%	1.7%
A&D	19.2%	0.1%	—%	19.2%
Industrial	11.6%	(0.3)%	(0.3)%	11.0%

Reconciliation of Free Cash Flow to GAAP Operating Cash Flow
	Free Cash Flow	Capital Expenditures, net	GAAP Operating Cash Flow
Energy	$(20.0)
A&D	50.5
Industrial	54.5
Corporate	(73.2)
Total	$11.7	4.2	$15.9

Reconciling of GAAP EPS to Achievement EPS
GAAP Loss Per Share	$(6.73)
Other adjustments (c)	(0.30)
Restructuring related inventory charges	(0.04)
Restructuring charges, net	0.26
Acquisition amortization	2.30
Acquisition depreciation	0.22
Special charges (recoveries), net	0.89
Income tax impact	0.24
Earnings (Loss) Per Share from discontinued operations	5.07
Achievement EPS	$1.91

(a) Adjustment removes the impact of changes in foreign exchange rates on the performance metric.

(b) Revenue of discontinued operations in Energy was not removed from performance metric. Revenue for partial quarter ownership of sold businesses are not considered in the performance metric (Reliability Services in Energy and Spence / Nicholson in Industrial.
(c) Adjustments to performance are made for under-accrual of short-term incentives when compared to target as the plan is considered to be self funding.

PRELIMINARY SUBJECT TO COMPLETION

CIRCOR INTERNATIONAL, INC.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m., Eastern Time the day before the Annual Meeting date.

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Annual Meeting date. Have your WHITE proxy card in hand when you access the website and follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

If you are a holder of record, you may use a touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time the day before the Annual Meeting date. Have your WHITE proxy card in hand when you call and follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your WHITE proxy card and return it in the postage-paid envelope we have provided to: CIRCOR International, Inc., c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE proxy card.

CONTROL NUMBER ➔

The Notice of Annual Meeting and Proxy Statement are available at www.proxy.CIRCOR.com

↓ If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ↓

WHITE PROXY CARD

Proposals – The Board of Directors recommends a vote FOR Proposals 1 and 2, FOR ALL Nominees in Proposal 3, and FOR Proposal 4.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   Nominees: (1) John (Andy) O'Donnell (2) Scott Buckhout

   ☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT

   To withhold authority to vote for any individual nominee(s); mark "For All Except" and write the number(s) of nominee(s) on the line below.

   ____

4. To consider an advisory resolution approving the compensation of the Company's Named Executive Officers.

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

Signature ____________ Date ______

Signature (Joint Owner) ____________ Date ______

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PRELIMINARY SUBJECT
TO COMPLETION

If you have questions or require any assistance,
please contact the Company's proxy solicitor listed below:

MACKENZIE PARTNERS, INC.

1407 Broadway, 27th Floor
New York, NY 10018
(800) 322-2885
CIRCOR@mackenziepartners.com

TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION,
MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.

CIRCOR INTERNATIONAL, INC. WHITE PROXY CARD

Annual Meeting of Stockholders

[•]

Proxy for Common Stock

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [•] and [•] as proxies, each of them acting solely, with power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated on the reverse side, all the shares of Common Stock of CIRCOR International, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CIRCOR International, Inc., to be held at [•] on [•], [•], 2020 at 12:00 P.M. local time, and at any adjournment(s) or postponement(s) thereof, upon the matters set forth on the reverse side hereof and described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. Directions to the location of the meeting are included on the last page of the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no instructions **are indicated, the undersigned's votes will be cast "FOR" Proposals 1 and 2, "FOR ALL" nominees in Proposal 3, and "FOR" Proposal 4.**

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS WHITE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE.

(Continued and to be signed on the reverse side)